__________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.        )
_________________________
Filed by the Registrant         ☑
Filed by a Party other than the Registrant       ☐
Check the appropriate box:
☐      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material under §240.14a-12
ESAB CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☑      No fee required
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☐      Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11
__________________________________________________
Proxy Statement
and
Notice of Annual Meeting
May 9, 2024 at 3:00 p.m. Eastern Time

Notice of 2024 Annual Meeting of Stockholders
Thursday, May 9, 2024
3:00 p.m. Eastern Time
Via live webcast at
www.virtualshareholdermeeting.com/ESAB2024
To Our Stockholders:
Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of ESAB Corporation
will be held via live webcast at www.virtualshareholdermeeting.com/ESAB2024 on Thursday, May 9, 2024 at 3:00
p.m. Eastern Time, for the following purposes:
1.To elect Mr. Patrick W. Allender and Ms. Rhonda L. Jordan to serve as Class II Directors, each for a two-year term expiring at the 2026 annual meeting of stockholders and until their successors are elected and qualified;
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.To approve the compensation of our named executive officers on an advisory basis (“say-on-pay”); and
4.To consider any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof.
The accompanying proxy statement describes the matters to be considered at the Annual Meeting. Only stockholders of record at the close of business on March 18, 2024 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.
We are pleased to take advantage of the Securities and Exchange Commission rules that allow us to furnish our proxy materials and our annual report to stockholders on the Internet. We believe that posting these materials on the Internet enables us to provide our stockholders with the information that they need more quickly, while lowering our costs of printing and delivery and reducing the environmental impact of our Annual Meeting.
We are holding the Annual Meeting in a virtual-only format this year. We believe that this is the right choice for ESAB and its stockholders, as it provides expanded stockholder access, improves communications and alleviates the environmental impact of traveling to an in-person meeting. To attend, participate in, and vote during the Annual Meeting and view the list of stockholders of record, stockholders of record must go to the meeting website at www.virtualshareholdermeeting.com/
ESAB2024 and enter the control number found on their proxy card or Notice of Internet Availability of Proxy Materials (the
“Notice”). If you are a beneficial stockholder who owns common stock in street name, meaning through a bank, broker or other nominee, and your voting instruction form or Notice indicates that you may vote those shares through the http://
www.proxyvote.com website, then you may attend, participate in, and vote during the Annual Meeting and view the list of stockholders of record using the 16-digit control number indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual
Meeting.
As a stockholder of ESAB, your vote is important. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote your shares at your earliest convenience and thank you for your continued support of ESAB Corporation.
Dated: March 29, 2024
By Order of the Board of Directors
Curtis E. Jewell
Secretary

PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.
Annual Meeting of Stockholders

Date and Time:	Thursday, May 9, 2024 at 3:00 p.m., Eastern Time
Location:	Via live webcast at www.virtualshareholdermeeting.com/ESAB2024
Record Date:	March 18, 2024
Company Overview
ESAB Corporation is a focused premier industrial compounder. We provide our partners with advanced equipment, consumables, gas control equipment, robotics and digital solutions. Our rich history of innovative products and workflow solutions and our business system, ESAB Business Excellence, enables our purpose of Shaping the world we imagine.TM
ESAB Corporation is based in North Bethesda, Maryland and employs approximately 9,000 associates and serves customers in approximately 150 countries.
Availability of Proxy Materials – Use of Notice and Access
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 9,
2024: Our Annual Report to Stockholders and this Proxy Statement are available at www.proxyvote.com.
Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide stockholders access to our proxy materials primarily over the internet. Accordingly, on or about March 29, 2024, we first sent a Notice of Internet Availability of
Proxy Materials (the “Notice”) to our stockholders entitled to vote at the Annual Meeting as of the close of business on March
18, 2024, the record date of the meeting. The Notice includes instructions on how to access our proxy materials over the internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.
Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site.
Your election to receive proxy materials by e-mail will remain in effect until you terminate it.
Who May Vote
You may vote if you were a stockholder of record at the close of business on March 18, 2024, the record date.

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2024 Proxy Statement
How to Cast Your Vote
You can vote by any of the following methods:

Via the internet (www.proxyvote.com) through May 8, 2024;

By telephone (1-800-690-6903) through May 8, 2024;

By completing, signing and returning your proxy by mail in the envelope provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NJ 11717, by May 8, 2024; or

Via virtual attendance and voting at the Annual Meeting. To attend the Annual Meeting, you must go to the meeting website at www.virtualshareholdermeeting.com/ESAB2024 and enter your control number. Once admitted, you may vote by following the instructions available on the meeting website. If you are a beneficial stockholder who owns shares in street name and have questions about your control number or how to obtain one, please contact the bank, broker or other nominee who holds your shares.

If you are a beneficial stockholder who owns your shares in street name, the availability of online or telephone voting may depend on the voting procedures of the organization that holds your shares.

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2024 Proxy Statement
Voting Matters
We are asking you to vote on the following proposals at the Annual Meeting:

Proposal	Board Vote Recommendation
Proposal 1: Election of Class II Directors (page 13)	FOR each Class II Director nominee
Proposal 2: Ratification of the appointment of the independent registered accounting firm (page 31)	FOR
Proposal 3: Approval on an advisory basis of our named executive officer compensation (page 72)	FOR
Board and Governance Highlights
Our Board of Directors recognizes that enhancing and protecting long-term value for our stockholders requires a robust framework of corporate governance. The Company’s corporate governance framework includes:
■All continuing directors and director nominees are independent with the exception of our President and Chief
Executive Officer
■Majority of continuing directors and director nominees are female and/or racially or ethnically diverse
■Majority vote for directors in uncontested elections with director resignation policy
■Active Board oversight of strategy, risk management and environmental, social and governance matters
■No “overboarded” directors under the limits set forth in our Corporate Governance Guidelines
■Phase-out for staggered Board with all directors to be elected annually beginning in 2026
■Rigorous stock ownership requirements for officers and directors
■Anti-hedging, anti-pledging, and clawback policies

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2024 Proxy Statement
Board of Directors (page 13)
The following table provides summary information about our continuing directors and our Class II Director nominees:

Name	Age	Director Since	Occupation	Independent	Committee Memberships	Other Public Boards
Mitchell P. Rales	67	2022	Chairman of the Executive Committee, Danaher Corporation		None	Danaher Corporation
Shyam P. Kambeyanda	53	2022	President and Chief Executive Officer, ESAB Corporation		None	Veralto Corporation
Patrick W. Allender	77	2022	Former Executive Vice President and Chief Financial Officer, Danaher Corporation		Audit (Chair) Nominating	Brady Corporation
Melissa Cummings	48	2022	Former Executive Vice President, Strategic Marketing, Westinghouse Electric Company		Audit	None
Rhonda L. Jordan	66	2022	Former President, Global Health & Wellness, and Sustainability, Kraft Foods Inc.		Compensation (Chair) Nominating	Ingredion, Inc.
Robert S. Lutz	66	2022	Senior Vice President, Finance and Former Chief Accounting Officer, Danaher Corporation		Audit	None
Stephanie M. Phillipps	72	2022	Former Partner, Arnold & Porter		Compensation	None
Didier Teirlinck	67	2022	Former Executive Vice President, Climate Segment, Ingersoll Rand		Audit	None
Rajiv Vinnakota	53	2022	President, Institute for Citizens & Scholars		Nominating (Chair) Compensation	Enovis Corporation

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2024 Proxy Statement
Our nine continuing directors and director nominees have diverse backgrounds, skills and experiences, which the Board believes contributes to the effective oversight of the Company. The following charts summarize the diversity, skills and experience of such Board members:

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2024 Proxy Statement
Tenure
Age
0-5 years
5-10 years
10+ years
Tenure includes service on Colfax Corporation Board of Directors prior to the Separation, if applicable.
45-65
65+
33%
WOMEN
33%
RACIALLY/
ETHNICALLY
DIVERSE
56%
Total Diversity
89%
INDEPENDENT
10 years
Average Tenure
63.7
Average Age
In accordance with the Company’s Amended and Restated Bylaws (the “Bylaws”), to be elected each director nominee must receive more votes cast for than against his or her nomination for election or re-election in order to be elected or re-elected to the Board. Our Corporate Governance Guidelines provide that incumbent directors nominated for election by the Board are required to tender, prior to the mailing of the relevant proxy statement, a conditional, irrevocable letter of resignation to the Board. In the event that a nominee for director does not receive the required vote for re-election at the Annual Meeting, the Board will promptly consider whether to accept or reject the conditional resignation of that nominee, or whether other action should be taken. The Board will then take action within 90 days following the certification of election results and will promptly disclose its decision by filing a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”).

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2024 Proxy Statement
Current or former CEO, CFO or COO
Other public company board
experience
Broad international experience
Extensive M&A or capital markets
experience
Diverse (female or racially/ethnically
diverse)
Human capital/talent management
experience
Related industry/manufacturing
experience
Sales/marketing experience
Technology/IT experience
Innovation experience
Organizational management and
leadership development experience
Finance, accounting or risk
management experience
Corporate social responsibility/
sustainability experience
4/9
7/9
7/9
5/9
5/9
2/9
6/9
3/9
2/9
5/9
6/9
4/9
3/9
Our Approach to Sustainability
Sustainable Business Practices Align with Our Purpose, Values and Long-Term
Strategy
Our sustainability program is organized around identifying, assessing and managing on an ongoing basis the environmental, social and governance factors that are relevant to our long-term financial performance. Our program is grounded in our
Purpose, Shaping the world we imagineTM, and Values. We believe the progress we make today makes the world we imagine possible.
Responsible business practices are a fundamental part of our Company's 120 year history. We believe corporate social responsibility is a driver of value creation for our business and stakeholders and critical to our long-term success. In addition, we believe an appropriately tailored sustainability program can help mitigate risk as well as reinforce and strengthen our core Values.
In connection with our 2023 Investor Day, we announced our ambition to reduce our absolute Scope 1 and Scope 2 greenhouse gas emissions by 50% by 2035 as compared to 2022. We are proud of our ability to continue to raise our commitment to sustainable business practices within our Company. It is a testament to our business’s strategic alignment with safeguarding our environment as well as the progress made by the team in reaching our sustainability goals.
This work, as well as our strategic approach to sustainability, is highlighted in our sustainability report, which can be accessed on our website at www.esabcorporation.com. The information on our website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the SEC.

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2024 Proxy Statement
Protecting Our
Environment
Committed to
establishing energy
reduction targets
Health & Safety
Responsibility
Partnering with
associates to improve
health and safety
■Committed to
reducing our absolute
Scope 1 and Scope 2
greenhouse gas
emissions by 50% by
2035 as compared to
2022
■Implementing energy
efficiency projects and
increasing use  of
renewable resources
in operations
■2023 total recordable
incident rate of 0.43,
which is significantly
better than industry
averages
■Regular report to
Board on safety and
performance metrics
■Comprehensive
diversity, equity &
inclusion strategy
■56% of our
continuing
directors / director
nominees and two-
thirds of our
executive leadership
team is female or
racially / ethnically
diverse
■New ESAB products
meet European
Ecodesign standards
■Substantial use of
recycled steel and
focused on further
increases to
renewable resources
■Contributing
positively to our
local communities
■Providing vocational
opportunities and
training globally
■Recognized for
local corporate
social responsibility
activities

Support Diverse
& Inclusive
Teams
Dedicated to
fostering an
inclusive culture
Eco-Friendly
Products
Improved
sustainability and
environmental
impact
Community
Investment
Supporting
charitable causes
& community
involvement

Environment

The progress we make today makes the world we imagine possible.
■We are committed to reducing our absolute Scope 1 and Scope 2 greenhouse gas emissions by 50% by 2035 as compared to 2022.
■We are implementing energy efficiency projects at many of our major manufacturing sites to reduce our energy consumption, boost efficiency and maximize each kilowatt hour.
■We are utilizing renewable resources at our facilities in alignment with the strategy developed through our recently completed renewable energy mapping project.
■We incorporate recycled materials into our finished products where feasible. The primary raw materials used in the production of welding consumables—steel, aluminum, copper and brass—often incorporate recycled materials.
■Our new product introductions in 2023 continued to prioritize improved safety and efficiency, with many of our products designed to reduce waste of resources, such as consumables and gas, while protecting the user against human error.

Social

We empower our associates to shape their world.
■We developed a comprehensive diversity, equity and inclusion strategy to embrace diversity and inclusion in our everyday actions while empowering and elevating others, leading inclusively, learning about and celebrating our differences and ensuring every voice is valued.
■We are committed to promoting diversity at all levels of our company. Two-thirds of our executive leadership team and
56% of our continuing directors and director nominees is female or racially/ethnically diverse.
■The health and safety of our associates is one of our top priorities. Our total recordable incident rate for 2023 was 0.43 which is significantly lower than industry averages.
■In 2023, we launched our "Take 5" safety campaign to encourage our associates to takes five minutes before the start of a process or shift to stop, observe the area and equipment, consider the risks and hazards associated with the task, then use safe actions to proceed.
■We believe shaping a better future requires investment in the communities where our associates live and work and where we do business. We encourage our associates to make positive contributions, through financial gifts and volunteerism, in the community. From planting a sustainable vegetable garden in Peru to sponsoring a pastry shop for a local charity in Chotěboř, Czech Republic, our associates are constantly finding new and innovative ways to create positive changes in our communities.
■We have publicly stated our commitment to respecting human rights across all of our business operations in accordance with the Universal Declaration of Human Rights, the UN Guiding Principles on Business and Human
Rights and the ILO Declaration on Fundamental Principles and Rights at Work.

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2024 Proxy Statement

Without limiting the foregoing, we do not utilize or permit: ■Child labor, ■Forced labor, or ■Other abusive or unsafe working conditions.

Governance

We are committed to shaping our world through responsible corporate governance by taking sustainability-related risks and opportunities into account in our strategic decision-making.
■The Board exercises oversight over environmental, social and governance matters at the full Board level and through its committees. Sustainability matters are managed and monitored by senior management throughout the year.
•Under its charter, our Nominating and Corporate Governance Committee is expressly tasked with reviewing the
Company’s undertakings with respect to environmental, social and governance matters, including our role as a corporate citizen and policies and programs relating to health, safety and sustainability matters.
•Our Compensation and Human Capital Management Committee has direct oversight of our strategies and policies related to human capital management including with respect to matters such as diversity, inclusion, pay equity, corporate culture, talent development and retention.
•Our Audit Committee oversees our policies with respect to risk assessment and risk management, including risks related to the Company’s financial statements and financial reporting processes and information technology and cybersecurity. The Audit Committee also oversees the Company’s compliance with legal and regulatory requirements and its ethics program, including our Code of Business Conduct.
■We hold ourselves to the highest standards and we expect the same of our business partners. We have adopted a framework of policies which set forth our requirements for our business partners, including a Code of Conduct for
Business Partners, Anti-Slavery and Human Trafficking Statement, Humans Rights Policy and Conflict Minerals Policy,
among others.
■We maintain a global ethics hotline, available 24 hours a day, seven days a week via internet or phone, for any employee, supplier, or business partner to ask questions, report violations, or raise concerns without fear of retaliation.
■ESAB is committed to protecting the security and integrity of its products, data, and systems. We expect all ESAB associates to use the Company’s technology resources responsibly and in compliance with all ESAB policies and applicable laws and regulations.

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2024 Proxy Statement
Auditor Ratification (page 31)
We are asking our stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024. Below is summary information about fees paid to Ernst & Young LLP for services provided in 2023 and 2022:

Fee Category (fees in thousands)	2023	2022
Audit Fees	$4,666	$4,287
Audit-Related Fees	—	—
Tax Fees	78	192
All Other Fees	—	—
TOTAL	$4,744	$4,479
Executive Compensation (page 52)
We strive to create a compensation program for our associates, including our executives, that provides a compelling and engaging opportunity to attract, retain and motivate the industry’s best talent. We believe this results in performance-driven leadership that is aligned to achieve our financial and strategic objectives with the intention to deliver superior long-term returns to our stockholders. Our compensation program includes the following key features:
■We directly link rewards to performance and foster a team-based approach by setting clear objectives that, if achieved, we believe will contribute to our overall success;
■We emphasize long-term stockholder value creation by using stock options and performance-based restricted stock units (“PRSUs”), in combination with a robust stock ownership policy, to deliver long-term compensation incentives while minimizing risk-taking behaviors that could negatively affect long-term results;
■We set annual incentive plan operational and financial performance targets based on the results of our Board’s strategic planning process and corporate budget, and provide payouts that vary significantly from year-to-year based on the achievement of those targets; and
■We believe the design of our overall compensation program, as well as our internal controls and policies, serve to limit excessive risk-taking behavior, as described further on page 43.
Say-on-Pay: Advisory Vote to Approve the Compensation of our Named
Executive Officers (page 72)
We are asking our stockholders to approve on an advisory basis the compensation of our named executive officers. We believe our compensation programs and practices are appropriate and effective in implementing our compensation philosophy, and our focus remains on linking compensation to performance while aligning the interests of management with those of our stockholders.
Although the Say-on-Pay vote is advisory, our Compensation and Human Capital Management Committee and Board will take into consideration the outcome of the vote in establishing our compensation philosophy and making future compensation decisions. At our 2023 Annual Meeting of Stockholders, 97% of the votes cast supported our Say-on-Pay proposal.

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2024 Proxy Statement

About ESAB Corporation
ESAB Corporation is a focused premier industrial compounder. We provide our partners with advanced equipment, consumables, gas control equipment, robotics and digital solutions. Our rich history of innovative products and workflow solutions and our business system, ESAB Business Excellence (“EBX”), enables our purpose of Shaping the world we
imagineTM.
Our products are utilized to solve challenges in a wide range of industries, including cutting, joining and automated welding.
Products are marketed under several brand names, most notably ESAB, which we believe is well known in the international welding industry. ESAB’s comprehensive range of welding consumables includes electrodes, cored and solid wires and fluxes using a wide range of specialty and other materials and cutting consumables includes electrodes, nozzles, shields and tips. ESAB’s equipment ranges from portable welding machines to large customized automated cutting and welding systems. ESAB also offers a range of software and digital solutions to help its customers increase their productivity, remotely monitor their welding operations and digitize their documentation. Products are sold into a wide range of global end markets, including general industry, infrastructure, renewable energy, medical and life sciences, transportation, construction and energy. Our sales channels include both independent distributors and direct salespeople that, depending on geography and end market, sell our products to our end users.
EBX is integral to our operations. EBX is our culture and includes our values, a comprehensive set of tools and repeatable, teachable processes that we use to drive continuous improvement and create superior value for our customers, stockholders and associates. We believe that our management team’s access to, and experience in, the application of the
EBX methodology is one of our primary competitive strengths. We have used EBX to accelerate our growth and improve business performance.
On April 4, 2022, Enovis Corporation (formerly Colfax Corporation) (“Enovis”) completed the separation of its fabrication technology business and certain other corporate entities through a tax-free, pro rata distribution of 90% of the outstanding common stock of ESAB to Enovis stockholders (the “Separation”). ESAB began trading as a standalone public company on the New York Stock Exchange (“NYSE”) under the ticker “ESAB” on April 5, 2022. On November 18, 2022, Enovis completed the disposition of its remaining 10% stake in ESAB through an underwritten offering of our common stock. During
2023, ESAB and Enovis operated as separate, independent companies.
Our principal executive office is located at 909 Rose Avenue, 8th Floor, North Bethesda, Maryland 20852. Our telephone number is (301) 323-9099 and our website is located at www.esabcorporation.com. Our common stock trades on the NYSE under the ticker “ESAB”.

Forward-Looking Statements and Website Reference
Some of the statements in this Proxy Statement (including the Proxy Summary) that are not historical facts are forward-
looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). We
intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. All statements other than statements of historical fact are statements that could be deemed to be forward-looking statements, including statements of goals, commitments and intent.
These forward-looking statements are subject to a number of risks and uncertainties and actual results or outcomes could differ materially due to numerous factors, including, but not limited to those set forth in our Annual Report on Form 10-K for the year ended December 31, 2023, which is included in the Annual Report to Stockholders that accompanies this Proxy
Statement.  Actual results and outcomes may differ materially from the results, developments and business decisions contemplated by our forward-looking statements.
Website references throughout this Proxy Statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this Proxy Statement. In addition, historical, current, and forward-looking sustainability, environmental, social, governance and other-related statements may be based on standards of measurement

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2024 Proxy Statement
and performance that are still developing or may change or be refined, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. The inclusion of information related to our environmental, social, and governance goals and initiatives is not an indication that such information is material under the standards of the
SEC.

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2024 Proxy Statement
Proxy Statement for Annual Meeting of Stockholders

2024 Annual Meeting
We are furnishing this Proxy Statement (the “Proxy Statement”) in connection with the solicitation by the Board of Directors
(the “Board”) of ESAB Corporation (hereinafter, “ESAB,” “we,” “us” and the “Company”) of proxies for use at the 2024 Annual
Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 9, 2024, at 3:00 p.m. Eastern Time, and at any
adjournments or postponements thereof. The Board has made this Proxy Statement and the accompanying Notice of Annual
Meeting available on the internet. We first made these materials available to the Company’s stockholders entitled to vote at the Annual Meeting on or about March 29, 2024.
Proposal 1: Election of Directors
Pursuant to the Company’s Amended and Restated Certificate of Incorporation, the Company’s Board is divided into three classes as follows:
■Class I: Mitchell P. Rales, Stephanie M. Phillipps and Didier Teirlinck, whose terms expire at the 2026 Annual
Meeting of Stockholders;
■Class II: Patrick W. Allender, Christopher M. Hix and Rhonda L. Jordan, whose terms expire at the Annual Meeting;
and
■Class III: Melissa Cummings, Shyam P. Kambeyanda, Robert S. Lutz and Rajiv Vinnakota, whose terms expire at the 2025 Annual Meeting of Stockholders.
At the 2023 Annual Meeting of Stockholders, the Class I directors were each elected for three-year terms expiring at the
2026 Annual Meeting of Stockholders. The Class II and Class III directors were appointed by Enovis, as ESAB’s then sole stockholder, prior to our Separation in April 2022.
At the Annual Meeting, stockholders will be asked to elect each of Mr. Patrick W. Allender and Ms. Rhonda L. Jordan, our
current Class II director nominees (each of whom has been recommended by the Nominating and Corporate Governance
Committee, nominated by the Board and currently serves as a Class II Director of ESAB), to serve until the 2026 Annual
Meeting of Stockholders and until his or her successor is duly elected and qualified, or until such director's earlier death, resignation, disqualification or removal. With the Company’s successful Separation from Enovis, Christopher M. Hix, a current Class II director, will retire from our Board as of the Annual Meeting and not stand for re-election. The Board wishes to thank Mr. Hix for his service, both as part of ESAB’s Board of Directors as well as Executive Vice President and Chief
Financial Officer to Enovis. Mr. Hix’s leadership was an integral part of the Company’s successful launch as an independent, public company.
Although as of the date of this Proxy Statement, the number of directors is fixed at ten, the Board has adopted a resolution that, effective as of the retirement of Mr. Hix at the Annual Meeting, the size of the Board will be reduced to nine.
Our Amended and Restated Certificate of Incorporation provides that we will transition to an annually elected board through a gradual phase-out such that by 2026 all of our directors will stand for election each year for one-year terms, and our Board will no longer be divided into three classes.

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2024 Proxy Statement
Director Qualifications

Nominating Committee Criteria for Board Members
The Nominating and Corporate Governance Committee considers, among other things, the following criteria in selecting and reviewing director nominees:
■personal and professional integrity;
■skills, business experience and industry knowledge useful to the oversight of the Company based on the perceived needs of the Company and the Board at any given time;
■the ability and willingness to devote the required amount of time to the Company’s affairs, including attendance at
Board and committee meetings;
■the interest, capacity and willingness to serve the long-term interests of the Company and its stockholders; and
■the lack of any personal or professional relationships that would adversely affect a candidate’s ability to serve the best interests of the Company and its stockholders.
Pursuant to its charter, the Nominating and Corporate Governance Committee also reviews, among other qualifications, the perspective, broad business judgment and leadership, business creativity and vision, and diversity of potential directors, all in the context of the needs of the Board at that time. We believe that Board membership should reflect diversity in its broadest sense, including persons diverse in geography, gender, and ethnicity, and we seek independent directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions.
The charter of the Nominating and Corporate Governance Committee affirmatively recognizes diversity as one of the criteria for consideration in the selection of director nominees, and in its deliberations and discussions concerning potential director appointments the Nominating and Corporate Governance Committee has paid particular attention to diversity together with all other qualifying attributes. The Nominating and Corporate Governance Committee is committed to actively seeking out highly qualified women and minority director candidates, as well as candidates with diverse backgrounds, experiences and skills, as part of each director search that our Company undertakes. In addition, the Nominating and Corporate Governance
Committee annually considers its effectiveness in achieving these objectives as a part of its assessment of the overall composition of the Board and as part of the annual Board evaluation process described further below, which includes a director skills matrix to identify areas of director knowledge and experience that may benefit the Board in the future. That information is used as a part of the director search and nomination process. The Nominating and Corporate Governance
Committee looks for candidates with the expertise, skills, knowledge and experience that, when taken together with that of other members of the Board, will lead to a Board that is effective, collegial and responsive to the needs of the Company. As further discussed below, certain members of our Board have experience with the business systems that are an integral part of our Company culture. In addition, we feel that the familiarity of certain Board members with our business system from their work experiences at Danaher Corporation, Enovis Corporation and at our Company, combined with strong input from varied and sophisticated business backgrounds, provides us with a Board that is both functional and collegial while able to draw on a broad range of expertise in the consideration of complex issues.

Board Member Service
The biographies of each of our continuing directors and director nominees below contain information regarding the experiences, qualifications, attributes or skills that the Nominating and Corporate Governance Committee and the Board
considered in determining that the person should serve as a director of the Company. The Board has been informed that all of the nominees listed below are willing to serve as directors, but if any of them should decline or be unable to act as a director, the individuals named in the proxies may vote for a substitute designated by the Board. The Company has no reason to believe that any nominee will be unable or unwilling to serve.

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2024 Proxy Statement
Board of Directors
The names of each director nominee and director continuing in office, their ages as of March 29, 2024, principal occupations, employment and other public company board service during at least the last five years, periods of service as a director of the Company, and the experiences, qualifications, attributes and skills of each nominee or director are set forth below:
Nominees for Director
Class II Directors, New Term Expiring in 2026

PATRICK W. ALLENDER
Age 77
Director since: 2022
INDEPENDENT
Committees:
■Audit (Chair)
■Nominating and Corporate
Governance
Key skills:
■Senior leadership experience
■Public company board experience
■Broad international experience
■M&A/capital markets experience
■Related industry experience
■Organizational management
experience
■Finance/accounting/risk
management experience

Patrick W. Allender is the former Executive Vice President and Chief Financial
Officer of Danaher Corporation, a global science and technology company, where he served from 1987 until his retirement in 2007. Prior to joining Danaher,
Mr. Allender was an audit partner with a large international accounting firm.
Mr. Allender is a director of Brady Corporation, where he is a member of the audit and corporate governance committees and the chairman of the finance committee.
Mr. Allender served as a director of Enovis from May 2008 until the Separation.
Qualifications: Mr. Allender has substantial experience in financial reporting, risk management, strategy development and execution and business transformation gained from a 20-year career at Danaher Corporation. Mr. Allender’s almost 15 years of service on the Enovis board of directors give him a deep familiarity of our
Company’s history and EBX, allowing him to provide targeted insight on the nature of ESAB’s operations to our Board.

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2024 Proxy Statement

RHONDA L. JORDAN
Age 66
Director since: 2022
INDEPENDENT
Committees:
■Compensation and Human
Capital Management (Chair)
■Nominating and Corporate
Governance
Key skills:
■Public company board experience
■Broad international experience
■M&A/capital markets experience
■Human capital management
experience
■Sales/marketing experience
■Innovation experience
■Organizational management
experience
■Corporate social responsibility
experience

Rhonda L. Jordan served as President, Global Health & Wellness, and
Sustainability for Kraft Foods Inc., a food manufacturing and processing conglomerate, until 2012 and in that role led the development of Kraft’s health &
wellness and sustainability strategies and plans for the company, including marketing, product development, technology, alliances and acquisitions. Prior to being named President, Health & Wellness in 2010, she held positions as
President of Kraft’s Cheese and Dairy business unit and its Grocery unit. She also served as Senior Vice President, Global Marketing of Kraft Cheese and Dairy.
Ms. Jordan is a director of Ingredion Incorporated, where she is chair of the compensation committee, and the private company Bush Brothers & Company, where she is Lead Director. Ms. Jordan served as a director of Enovis from
February 2009 until the Separation.
Qualifications: Ms. Jordan’s management and operations experience within a large, global corporation gives her an important strategic voice in Board deliberations, and her knowledge and decision making with respect to business unit development and sustainable top-line performance makes her a valued member of our Board. Ms. Jordan also brings an important perspective from her service of other public company boards, including her long tenure as a director of
Enovis, as well as her background in developing sustainability strategies.

Vote Required
The affirmative vote of the holders of a majority of the votes cast is required for election of each director.
Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” the election of each of the nominees for director listed above.

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2024 Proxy Statement
Continuing Directors
Class I Directors, Current Term Expiring in 2026

MITCHELL P. RALES
Age 67
Director since: 2022
INDEPENDENT
CHAIRMAN OF THE BOARD
Committees:
■None
Key skills:
■Senior leadership experience
■Public company board experience
■Broad international experience
■M&A/capital markets experience
■Related industry experience
■Organizational management
experience

Mitchell P. Rales is a co-founder of Enovis and served as a director of Enovis from its founding in 1995 until his retirement from the Enovis Board in May 2023.
Mr. Rales is a co-founder and has served as a member of the board of directors of
Danaher Corporation, a global science and technology company, since 1983, and as Chairman of Danaher’s Executive Committee since 1984. Mr. Rales served as a member of the board of directors of Fortive Corporation, a diversified industrial growth company that was spun off from Danaher in 2016, from 2016 to June
2021. He has been a leader in a number of private business entities with interests in manufacturing, technology and high growth companies for over 25 years.
Qualifications: The strategic vision and leadership of Mr. Rales helped create the foundation for our Company. His critical guidance to ESAB, both before and after its separation from Enovis, facilitates its continued development and growth. In addition, Mr. Rales helped create the Danaher Business System, on which EBX is modeled. As a result of Mr. Rales’ substantial ownership stake in ESAB, he is well-
positioned to understand, articulate and advocate for the rights and interests of
ESAB’s stockholders.

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2024 Proxy Statement

STEPHANIE M. PHILLIPPS
Age 72 Director since: 2022 INDEPENDENT Committees: ■Compensation and Human Capital Management Key skills: ■Public company board experience ■M&A/capital markets experience ■Technology/IT experience
Stephanie M. Phillipps was a partner at Arnold & Porter, an international law firm, from 1984 until her retirement in 2019. While at Arnold & Porter, Ms. Phillipps advised wireless, cable, satellite, media, and internet service providers on a broad range of transactions, mergers and acquisitions, and regulatory issues. She also advised clients on real estate and corporate governance issues. From January
2021 until December 2022, Ms. Phillipps served on the board of directors and nominating and corporate governance committee of Empowerment and Inclusion
Capital I Corp. Ms. Phillipps currently serves as a senior advisor to Grain
Management LLC, Treasurer and board member of the Clara Elizabeth Jackson
Carter Foundation, co-founder and board member of the Harvard Law School
Black Alumni Network, board member of The Ellington Fund and the Ellington
School, and founder and Chief Executive Officer of Genkast LLC.
Qualifications: Ms. Phillipps brings to the Board strong experience providing strategic and legal advice to large, global corporations on a variety of complex transactions and corporate governance matters. Ms. Phillipps’s ability to comprehend dynamic business models as well as her substantial experience with mergers and acquisitions, technology-driven transactions and regulatory issues offer key insights to our Board. The Board also benefits from her broad corporate governance experience gained through her service on public and private company boards.

DIDIER TEIRLINCK
Age 67
Director since: 2022
INDEPENDENT
Committees:
■Audit
Key skills:
■Public company board experience
■Broad international experience
■Related industry experience
■Innovation experience
■Organizational management
experience
■Finance/accounting/risk
management experience
■Corporate social responsibility
experience

Didier Teirlinck retired from Ingersoll Rand, a diversified industrial manufacturing company, in September 2018. He has been a strategic advisor to the CEO of
Ingersoll Rand since 2017, and previously served from November 2013 as executive vice president for Ingersoll Rand’s Climate segment, overseeing climate businesses around the world and enhancing competitive position and market share. After joining Ingersoll Rand in 2005, Mr. Teirlinck served as president of
Climate Control in Europe before becoming President of the global Climate
Solutions sector in 2009. Before joining Ingersoll Rand, he was President of Volvo
Construction Equipment’s Compact Business Line worldwide and was previously general manager of DANISCO Flexible Group for southern Europe. Mr. Teirlinck served as a director of Enovis from September 2017 until the Separation.
Qualifications: Mr. Teirlinck’s international operating history and wealth of knowledge in the climate sector brings key geographic and market experience to our Board. The Company benefits from his broad experience in sales and corporate responsibility as well as knowledge of manufacturing operations.
Mr. Teirlinck’s long career in industrial environments gives him a unique and valuable perspective with respect to continuous improvement, lean manufacturing and implementing business operating systems. Mr. Teirlinck also has public-
company board experience and a long-term familiarity with our business due to his prior service on the board of directors of Enovis.

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2024 Proxy Statement
Class III Directors, Current Term Expiring in 2025

MELISSA CUMMINGS
Age 48
Director since: 2022
INDEPENDENT
Committees:
■Audit
Key Skills:
■Broad international experience
■Related industry experience
■Sales/marketing experience
■Technology/IT experience
■Innovation experience
■Corporate social responsibility
experience

Melissa Cummings served as Executive Vice President in several capacities at
Westinghouse Electric Company from June 2020 until June 2023. Most recently, she was Executive Vice President of Strategic Marketing for Westinghouse Electric
Company, a leading energy company where she was responsible for strategy, product management, and digital initiatives for nuclear and non-nuclear plant operations products and services, prior to Westinghouse’s acquisition in 2023. Prior to joining Westinghouse, she worked with Signant Healthcare as an executive consultant from December 2019 to June 2020, supporting business profitability, strategic planning, and operational transformation efforts. Ms. Cummings previously served as Senior Vice President of Digital Solutions and Services at Baker Hughes
from 2016 to December 2019 and has also held leadership positions with GE and
ABB, driving digital and technology solutions for industrial customers around the world.
Qualifications: Ms. Cummings brings to the Board significant marketing, strategy and innovation experience as a result of her tenure as a senior executive at leading industrial companies. The Company also benefits from her technology innovation expertise, as Ms. Cummings offers an important perspective on cybersecurity as well as digital and technology solutions in industrial sectors.

ROBERT S. LUTZ
Age 66
Director since: 2022
INDEPENDENT
Committees:
■Audit
Key Skills:
■Broad international experience
■M&A/capital markets experience
■Related industry experience
■Finance/accounting/risk
management experience

Robert S. Lutz has been with Danaher Corporation, a global science and technology company, since 2002 and has served as its Senior Vice President,
Finance since January 2022 in an advisory role to Danaher’s global finance organization. Prior to this role, Mr. Lutz served as Danaher’s Chief Accounting
Officer from March 2003 through December 2021. In that role, Mr. Lutz was responsible for Danaher’s internal and external financial reporting as well as
Danaher’s maintenance of internal controls. Prior to being named Chief Accounting
Officer, Mr. Lutz was Vice President, Audit & Reporting at Danaher from 2002 to
March 2003. Prior to joining Danaher, Mr. Lutz held various positions, including partner, for more than 20 years at a large international accounting firm.
Qualifications: Mr. Lutz’s responsibility for leading the accounting operations and financial reporting functions of a global, multi-industry publicly-traded company for almost twenty years enables him to bring extensive audit, financial reporting and corporate governance experience to our Board. He also offers a valuable perspective due his deep experience with the Danaher Business System.

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2024 Proxy Statement

SHYAM P. KAMBEYANDA
Age 53
Director since: 2022
INDEPENDENT
Committees:
■None
Key Skills:
■Senior leadership experience
■Public company board
experience
■Broad international experience
■Related industry experience
■Sales/marketing experience
■Innovation experience
■Organizational management
experience
■Finance/accounting/risk
management experience

Shyam P. Kambeyanda has been President and Chief Executive Officer of ESAB since May 2016 and was Executive Vice President of Enovis from December 2019 until the Separation. As the leader of ESAB, Mr. Kambeyanda has overseen the growth of the fabrication technology business, expanding ESAB’s global operations, improving financial performance and driving EBX throughout the business. Prior to joining Enovis, Mr. Kambeyanda most recently served as the President Americas for
Eaton Corporation’s Hydraulics Group. Mr. Kambeyanda joined Eaton in 1995 and held a variety of positions of increasing responsibility in engineering, quality, e-
commerce, product strategy, and operations management in the United States,
Mexico, Europe and Asia. Mr. Kambeyanda maintains a keen international perspective on driving growth and business development in emerging markets.  Mr.
Kambeyanda also serves on the board of directors and Audit Committee of Veralto
Corporation, a global leader in essential water and product quality solutions that was spun off from Danaher Corporation in October 2023.
Qualifications: As our President and Chief Executive Officer, Mr. Kambeyanda has
a broad understanding of the Company’s business as well as a deep familiarity with
EBX. Mr. Kambeyanda has demonstrated leadership qualities, knowledge of our operations and industry and a long-term strategic perspective. In addition, he has many years of international and domestic industrial experience, including in sales and innovation.

RAJIV VINNAKOTA
Age 53
Director since: 2022
INDEPENDENT
Committees:
■Nominating and Corporate
Governance (Chair)
■Compensation and Human
Capital Management
Key Skills:
■Senior leadership experience
■Public company board
experience
■Human capital management
experience
■Innovation experience
■Organizational management
experience

Rajiv Vinnakota has served as President of the Institute for Citizens & Scholars
(formerly the Woodrow Wilson National Fellowship Foundation), a 75 year-old non-
profit organization that has played a significant role in shaping higher education, since July 2019. With an expanded mission, Citizens & Scholars is now rebuilding how we develop citizens in our country.  From 2015 to September 2018, he was an
Executive Vice-President at the Aspen Institute, leading a division focused on youth and engagement. Prior to this role, Mr. Vinnakota was the Co-Founder and Chief
Executive Officer of The SEED Foundation, a non-profit educational organization, at which he served from 1997 to 2015. Mr. Vinnakota was the chairman of The SEED
Foundation board from 1997 until 2006.  Prior to co-founding SEED, Mr. Vinnakota was an associate at Mercer Management Consulting.  He was also a trustee of
Princeton University from 2004 until 2007 and a member of the Executive
Committee of the Princeton University board of directors from 2006 to 2007, and he served as the national chairman of Annual Giving at Princeton from 2007 until 2009.
Mr. Vinnakota has served as a director of Enovis since May 2008.
Qualifications: Mr. Vinnakota brings to the Board broad leadership experience in areas such as human capital and organizational management. His experience in the non-profit sector also provides him with valuable perspective on important public policy, societal and economic issues relevant to our Company. Mr. Vinnakota’s engagement with leaders across the non-profit landscape (philanthropists, policymakers, practitioners, researchers, and young people ages 14-24) gives him constant understanding of key social issues, ideological debates and educational needs in our society. Mr. Vinnakota’s almost 15 years of service on the Enovis board of directors give him board-level experience on matters such as corporate governance and executive compensation and a deep familiarity of our Company’s history.

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2024 Proxy Statement
■CORPORATE GOVERNANCE
Director Independence
Our Corporate Governance Guidelines require that a majority of our Board members be “independent” under the NYSE’s listing standards. In addition, the respective charters of the Audit Committee, Compensation and Human Capital
Management Committee and Nominating and Corporate Governance Committee require that each member of these committees be “independent” under the NYSE’s listing standards (including the additional, heightened independence criteria applicable to Audit and Compensation and Human Capital Management Committee members) and, with respect to the Audit
Committee, under the applicable SEC rules. In order for a director to qualify as “independent,” our Board must affirmatively determine that the director has no material relationship with the Company that would impair the director’s independence.
Our Board undertook its annual review of director independence in February 2024. The Board determined that Mr. Rales,
Mr. Allender, Ms. Cummings, Ms. Jordan, Mr. Lutz, Ms. Phillipps, Mr. Teirlinck and Mr. Vinnakota each qualify as
“independent” under the NYSE’s listing standards. In assessing Mr. Rales’ independence in 2024, the Board considered that, although Mr. Rales is a significant stockholder of the Company, he has never served as an employee of the Company and is not otherwise involved in managing the daily business operations of the Company. Accordingly, the Board concluded that Mr. Rales is independent under NYSE’s listing standards. None of the other independent directors nor their immediate family members have within the past three years had any direct or indirect business or professional relationships with the
Company other than in their capacity as directors.
The independent members of our Board must hold at least two “executive session” meetings each year without the presence of management. In general, the meetings of independent directors are intended to be used as a forum to discuss such topics as they deem necessary or appropriate. Mr. Rales, as independent Chairman, typically serves as the presiding director of the independent director executive sessions and leads the independent directors during these sessions.
Board of Directors and its Committees
The Board and its committees meet regularly throughout the year, and may also hold special meetings and act by written consent from time to time. The Board held a total of five meetings during the year ended December 31, 2023 and acted by written consent once. During 2023, each of our directors attended at least seventy-five percent of the aggregate Board meetings and meetings of the committees of the Board on which such directors served (during the periods that he or she served). Our Corporate Governance Guidelines request Board members to make every effort to attend our annual meeting of stockholders. All of our directors attended our annual meeting of stockholders in 2023.
The Board has a standing Audit Committee, Compensation and Human Capital Management Committee, and Nominating
and Corporate Governance Committee. The charters for the Audit Committee, Compensation and Human Capital
Management Committee and Nominating and Corporate Governance Committee are available on the Company’s website at
www.esabcorporation.com on the Investors page under the Governance tab. These materials also are available in print to any stockholder upon request to: Corporate Secretary, ESAB Corporation, 909 Rose Avenue, 8th Floor, North Bethesda,

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2024 Proxy Statement
Maryland 20852. The Board committees review their respective charters on an annual basis. The Nominating and Corporate
Governance Committee oversees an annual evaluation of the Board and each committee’s operations and performance.

Name	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Mitchell P. Rales
Shyam P. Kambeyanda
Patrick W. Allender
Melissa Cummings
Christopher M. Hix*
Rhonda L. Jordan
Robert S. Lutz
Stephanie M. Phillipps
Didier Teirlinck
Rajiv Vinnakota

Chair
Member
*	Mr. Hix is retiring from the Board at the Annual Meeting.

Audit Committee
Our Audit Committee met eight times during the year ended December 31, 2023. The Audit Committee is responsible, among its other duties and responsibilities, for overseeing our accounting and financial reporting processes, the audits of our financial statements, the qualifications of our independent registered public accounting firm, and the performance of our internal audit function and independent registered public accounting firm. The Audit Committee reviews and assesses the qualitative aspects of our financial reporting, our processes to manage business and financial risks, and our compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee is updated periodically on management’s process to assess the adequacy of the Company’s system of internal control over financial reporting, the framework used to make the assessment, and management’s conclusions on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm.
The members of our Audit Committee are Mr. Allender, Chair, Ms. Cummings, Mr. Lutz and Mr. Teirlinck. The Board has
determined that each of Mr. Allender and Mr. Lutz qualify as an “audit committee financial expert,” as that term is defined under the SEC rules. The Board has determined that each member of our Audit Committee is independent and financially literate under the NYSE’s listing standards and that each member of our Audit Committee is independent under the standards of Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

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2024 Proxy Statement

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee met six times during the year ended December 31, 2023. The
Nominating and Corporate Governance Committee is responsible for recommending candidates for election to the Board. In making its recommendations, the committee will review a candidate’s qualifications and any potential conflicts of interest and assess contributions of current directors in connection with his or her renomination. The committee is also responsible, among its other duties and responsibilities, for making recommendations to the Board or otherwise acting with respect to corporate governance policies and practices, including Board size and membership qualifications, new director orientation, committee structure and membership, related person transactions, and communications with stockholders and other interested parties. The Nominating and Corporate Governance Committee is also responsible for reviewing the Company’s undertakings with respect to environmental, social, and governance matters, including the Company’s role as a corporate citizen and the Company’s policies and programs relating to health, safety and sustainability matters and coordinates with the other committees of the Board to the extent that any such matters implicate the responsibilities of such committee.
The members of our Nominating and Corporate Governance Committee are Mr. Vinnakota, Chair, Mr. Allender and Ms.
Jordan. The Board has determined that each member of our Nominating and Corporate Governance Committee is
independent under the NYSE’s listing standards.

Compensation and Human Capital Management Committee
Our Compensation and Human Capital Management Committee met six times during the year ended December 31, 2023.
The Compensation and Human Capital Management Committee is responsible, among its other duties and responsibilities, for reviewing and, in the Committee’s discretion, recommending to the Board for approval the compensation and benefits of our Chief Executive Officer, determining and approving the compensation and benefits of our other executive officers, monitoring compensation arrangements applicable to our Chief Executive Officer and other executive officers in light of their performance, effectiveness and other relevant considerations and adopting and administering our equity and incentive plans.
The members of our Compensation and Human Capital Management Committee are Ms. Jordan, Chair, Ms. Phillipps and
Mr. Vinnakota. The Board has determined that each member of our Compensation and Human Capital Management
Committee is a “non-employee director” within the meaning of SEC Rule 16b-3, and is independent under the NYSE’s listing standards for directors and compensation committee members.
The Compensation and Human Capital Management Committee annually reviews and approves the corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluates his performance in light of those goals and objectives, and determines his compensation level based on that analysis. The Compensation and Human Capital
Management Committee, in its discretion, then recommends our Chief Executive Officer’s compensation and benefits to the
Board for its approval. The Compensation and Human Capital Management Committee also annually reviews and approves all elements of the compensation of our other executive officers. Our Chief Executive Officer plays a significant role in developing and assessing achievement against the goals and objectives for other executive officers and makes compensation recommendations to the Compensation and Human Capital Management Committee based on these evaluations. The Compensation and Human Capital Management Committee also administers all of the Company’s management incentive compensation plans and equity-based compensation plans. The Compensation and Human Capital
Management Committee makes recommendations to the Board regarding compensation of all executive officer hires, all elements of director compensation, and the adoption of certain amendments to incentive or equity-based compensation plans. The Compensation and Human Capital Management Committee also assists the Board in its oversight of risk related to the Company’s compensation policies and practices applicable to all ESAB associates. Additionally, the Compensation and Human Capital Management Committee periodically reviews the Company’s strategies and policies related to human capital management, including with respect to matters such as diversity, inclusion, pay equity, corporate culture, talent development and retention. For further information on our compensation practices, including a description of our processes and procedures for determining compensation, the scope of the Compensation and Human Capital Management
Committee’s authority and management’s role in compensation determinations, please see the Compensation Discussion and Analysis section of this Proxy Statement, which begins on page 34.

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2024 Proxy Statement
Since 2022, our Compensation and Human Capital Management Committee has engaged Frederic W. Cook & Co. (“FW
Cook”) as its independent compensation consultant to, among other things, formulate an appropriate peer group to be used by the Compensation and Human Capital Management Committee and to provide competitive comparison data and for other compensation consulting services as requested by the Compensation and Human Capital Management Committee.
Additional information on the nature of the information and services provided by this independent compensation consultant can be found below in the Compensation Discussion and Analysis.
Compensation Committee Interlocks and Insider
Participation
No member of the Compensation and Human Capital Management Committee is or has ever been an officer or an employee of the Company or any of its subsidiaries, and no Compensation and Human Capital Management Committee
member has any interlocking or insider relationship with the Company which is required to be reported under the rules of the
SEC.
Identification of Director Candidates and Director
Nomination Process
The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as by management and stockholders. The Nominating and Corporate
Governance Committee may also use outside consultants to assist in identifying candidates. The Nominating and Corporate
Governance Committee is responsible for assessing whether a candidate may qualify as an independent director. Each possible candidate is discussed and evaluated in detail before being recommended to the Board. The Nominating and
Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral.
The Nominating and Corporate Governance Committee recommends, and the Board nominates, candidates to stand for election as directors. Stockholders may nominate persons to be elected as directors and, as noted above, may suggest candidates for consideration by the Nominating and Corporate Governance Committee. If a stockholder wishes to suggest a person to the Nominating and Corporate Governance Committee for consideration as a director candidate, he or she must provide the same information as required of a stockholder who intends to nominate a director pursuant to the procedures contained in Section 2.5 of our Bylaws, in accordance with the same deadlines applicable to director nominations, as described below under “General Matters—Stockholder Proposals and Nominations.”  All of the current directors were originally identified, nominated and elected by Enovis prior to the Separation. As noted above, each of our Class I directors was subsequently re-nominated by our Board and elected for a three-year term by our stockholders in connection with the
2023 Annual Meeting of Stockholders.
Board Leadership Structure
Our Corporate Governance Guidelines specify that the positions of Chairman of the Board and Chief Executive Officer shall be held by separate persons. We believe that this structure is appropriate given the differences between the two roles in our current management structure. Our Chief Executive Officer, among other duties, is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of our
Board, among other responsibilities, provides guidance to the Chief Executive Officer, takes an active role in setting the agenda for Board meetings and presides over meetings of the full Board. Our current Chairman, Mr. Rales, is an independent director.

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2024 Proxy Statement
Board Evaluation Process
The Board and its committees conduct self-assessments annually at their February meetings. The Chair of the Nominating and Corporate Governance Committee oversees the process. The annual evaluation procedure is summarized below.

Action and Timeframe	Description
Preparation – December
Each director receives draft materials for the annual evaluation of (i) the
Board’s performance and (ii) the performance of his or her committee(s). The materials include the Board and committee self-assessment questionnaires.
In advance of the assessment, questions are revised and supplemented based on the input received from the Board members and, prior to distribution, the Chair of the Nominating and Corporate Governance
Committee leads a final review in the December Board and committee meetings.

Assessment – January
Each director is asked to consider a list of questions to assist with the evaluation of the Board and its committees, covering topics such as Board composition, the conduct and effectiveness of meetings, quality of discussions, roles and responsibilities, quality and quantity of information provided, and other opportunities for improvement.

Review and Discussion – February
The Board and its committees receive a report summarizing the annual evaluations as well as a year-over-year comparison. The reports are distributed for consideration in advance of and discussed at the February
Board meeting. The committee chairs report to the Board on their respective committee evaluations, noting any actionable items. Past evaluations have addressed a wide range of topics such as Board materials, director education and on-boarding, and allocation of meeting times.

Actionable Items and Follow-Up – Ongoing	The Board and committees address any actionable items throughout the year, including a mid-year check-in and end of year assessment against the actionable items identified in February.
Board’s Role in Risk Oversight
The Board maintains responsibility for oversight of risks that may affect the Company. The Board discharges this duty primarily through its standing committees and also considers risk in its strategic planning for the Company and in its consideration of acquisitions. The Board engages in discussions about risk at each of its meetings, where it receives reports from its committees, as applicable, about the risk oversight activities within their respective areas of responsibility.
Specifically, the Audit Committee (i) receives reports from and discusses with management, our internal audit team, and our independent registered public accounting firm all major risk exposures (whether financial, operating or otherwise), (ii)
reviews the Company’s policies with respect to risk assessment and enterprise risk management, including with respect to cybersecurity risks, and (iii) oversees compliance with legal and regulatory requirements and our ethics program, including our Code of Business Conduct. In addition, the Nominating and Corporate Governance Committee oversees the corporate governance principles and governance structures that contribute to successful risk oversight and management. The
Compensation and Human Capital Management Committee oversees certain risks associated with compensation policies and practices, as discussed below.
The Audit, Nominating and Corporate Governance and Compensation and Human Capital Management Committees each make full reports to the Board of Directors at each regularly scheduled meeting regarding each committee’s considerations and actions, and risk considerations are presented to and discussed with the Board by management as part of strategic planning sessions and when considering potential acquisitions.

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2024 Proxy Statement
Standards of Conduct

Corporate Governance Guidelines and Pledging
The Board has adopted Corporate Governance Guidelines, which set forth a framework to assist the Board in the exercise of its responsibilities. The Corporate Governance Guidelines cover, among other things, the composition and certain functions of the Board and its committees, executive sessions, Board responsibilities, expectations for directors, director orientation and continuing education, our director resignation policy and our policy prohibiting pledging.
Our Corporate Governance Guidelines prohibit any future pledging of ESAB’s common stock as security under any obligation by our directors and executive officers. The Board excepted from the policy shares of ESAB common stock that were pledged as of the Separation consistent with Enovis’ pledging policy. Pledged shares of ESAB common stock do not count toward our stock ownership requirements.  As of the date of this Proxy Statement, no shares of ESAB common stock were pledged by our directors and executive officers.

Policies on Insider Trading, Hedging and Stock Ownership
The Company has an Insider Trading Policy and associated procedures which, in addition to mandating compliance with insider trading laws, prohibit any director, officer or employee of the Company from engaging in short sales, hedging or monetization transactions and transactions in publicly-traded options on the Company’s securities, such as puts, calls and other derivatives. Further, we have stock ownership policies applicable to our directors and executives to promote alignment of interests between our stockholders, directors and management.

Code of Business Conduct
As part of our system of corporate governance, the Board adopted a Code of Business Conduct (the “Code of Conduct”) that is applicable to all directors, officers and employees of the Company. The Code of Conduct sets forth Company policies, expectations and procedures on a number of topics, including but not limited to conflicts of interest, compliance with laws, rules and regulations (including insider trading laws), honesty and ethical conduct, and quality. The Code of Conduct also sets forth procedures for reporting violations of the Code of Conduct and investigations thereof. If the Board grants any waivers from our Code of Conduct to any of our directors or executive officers, or if we amend our Code of Conduct, we will, if required, disclose these matters through our website within four business days following such waiver or amendment.

Where to Find Our Key Governance Policies
Our Corporate Governance Guidelines and Code of Conduct are available on the Company’s website at
www.esabcorporation.com on the Investors page under the Governance tab. These materials also are available in print to any stockholder upon request to: Corporate Secretary, ESAB Corporation, 909 Rose Avenue, 8th Floor, North Bethesda,
Maryland 20852.

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2024 Proxy Statement
Certain Relationships and Related Person Transactions

Policies and Procedures for Related Person Transactions
We have adopted a written Policy Regarding Related Person Transactions pursuant to which our Nominating and Corporate
Governance Committee or a majority of the disinterested members of our Board generally must approve related person transactions in advance. The policy applies to any transaction or series of similar transactions involving more than $120,000 in which the Company is a participant and in which a “related person” has a direct or indirect material interest. “Related persons” include the Company’s directors, nominees for director, executive officers, and greater than 5% stockholders, as well as the immediate family members of the foregoing. In approving or rejecting the proposed transaction, our Nominating and Corporate Governance Committee takes into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we discover related person transactions that have not been approved, the
Nominating and Corporate Governance Committee is to be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Related Person Transactions
Set forth below is a summary of certain transactions since January 1, 2023 in which (i) the Company was or is a participant,
(ii) any of our directors, executive officers, beneficial owners of more than 5% of our common stock, or the immediate family members of any of the foregoing had or will have a direct or indirect material interest and (iii) the amount involved exceeds or will exceed $120,000:
On April 4, 2022, we completed our Separation from Enovis. Following the Separation, Enovis and ESAB operate as separate publicly-traded companies and neither entity currently has an ownership interest in the other. However, Christopher
Hix, who currently serves on our Board but is not standing for re-election, served in a non-executive, advisory role at Enovis during 2023 and previously served as Enovis’ Executive Vice President and Chief Financial Officer. In addition, Rajiv
Vinnakota is a member of both our Board and Enovis’ board of directors. Mitchell P. Rales served as Chairman for Enovis’
board of directors until his retirement from the same on May 16, 2023. Mr. Rales continues to serve as the Chairman of our
Board.
In connection with the Separation, Enovis and ESAB entered into various agreements to effect the Separation and provide a framework for their relationship after the Separation, including a separation and distribution agreement, an employee matters agreement, a tax matters agreement, an intellectual property matters agreement, a license agreement with respect to the Enovis Business System (a proprietary set of business processes and methodologies that are designed to continuously improve business performance) and a transition services agreement. These agreements provide for the allocation between Enovis and ESAB of assets, employees, liabilities and obligations (including investments, property and employee benefits and tax-related assets and liabilities) attributable to periods prior to, at and after the Separation and govern certain relationships between Enovis and ESAB after the Separation. In 2023, the net amount paid by Enovis to
ESAB under these agreements was approximately $11 million.
Furthermore, Mitchell P. Rales, the Chairman of our Board, is a member of the ownership group for the Washington
Commanders, a professional football team. During 2023, the Company rented a suite at FedExField in Landover, Maryland for home games of the Washington Commanders during the 2023-2024 football season. The Company’s rental was on an arm's length basis and was subject to standard terms and conditions for suites at the football stadium, including a $275,000 license fee for the 2023-2024 season.

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2024 Proxy Statement
Contacting the Board of Directors
We are committed to promoting effective channels of communication between our stockholders and the Board of Directors, including the Board’s committees and individual non-management directors.
The Board of Directors has established a process for stockholders and interested parties to communicate with the Board, our independent Chairman, and non-management directors as a group, including to report complaints or concerns relating to our accounting, internal accounting controls or auditing matters. Stockholders who wish to communicate directly with directors may send messages in writing to the Company’s Corporate Secretary at the following address:
ESAB Corporation
909 Rose Avenue, 8th Floor
North Bethesda, Maryland 20852
Attention: Corporate Secretary
Our Policy Regarding Stockholder Communications with the Board of Directors (the “Board Communications Policy”)
requires that any stockholder communication to members of the Board prominently display the legend “Board
Communication” to indicate to the Corporate Secretary that it is subject to the Board Communications Policy.
Our Corporate Secretary will review all incoming communications subject to the Board Communications Policy and, if appropriate, promptly route such communications to the appropriate member(s) of the Board or, if none is specified, to the
Chairman of the Board. In the Board Communications Policy, the Board has requested that any communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to stockholders or other constituencies of the Company generally as well as resumes and other forms of job inquiries, solicitations, advertisements, surveys, “junk” mail and mass mailings be excluded from forwarded communications. In addition, the Corporate Secretary may exclude any materials the Corporate Secretary determines in good faith to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable. However, the Corporate
Secretary maintains a list of each communication subject to the Board Communications Policy that is not forwarded to the
Board. Materials not forwarded to the Board are retained in the Company’s files and are made available at the request of any member of the Board to whom such communication was addressed.

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2024 Proxy Statement
■DIRECTOR COMPENSATION
Our Board, at the recommendation of our Compensation and Human Capital Management Committee, sets the compensation program for non-employee directors. The Compensation and Human Capital Management Committee
reviews this program on a periodic basis and recommends director compensation levels based on its evaluation of competitive levels for director compensation, utilizing data drawn from our current list of peer companies and its reasoned business judgment. See “Role of Compensation Consultants and Peer Data Review” on page 51.
Our non-employee Board members, other than the Chairman of the Board, receive the following:
■an annual cash retainer of $90,000, paid in four, equal installments following each quarter of service;
■an annual equity award valued at $145,000, calculated under the same valuation approach applied in determining our annual equity grants as described in “Compensation Discussion and Analysis—Additional Compensation Information
—Equity Grant Practice,” and awarded in connection with our annual meeting of stockholders, 50% of which consists of restricted stock units (“RSUs”) that vest after one year of service on the Board and the remaining 50% of which consists of stock options, which are fully vested upon grant and exercisable for a seven-year term; and
■a $20,000 annual retainer for service as the Chair of our Audit Committee and a $15,000 annual retainer for service as the Chair of our Compensation and Human Capital Management Committee or our Nominating and Corporate
Governance Committee.
Directors do not receive an initial equity grant at the time of their election or appointment to the Board, but instead receive a pro-rated annual equity award based on days of service during their initial year as a member of the Board.
Mr. Rales, our non-executive Chairman of the Board, is entitled to receive an annual cash retainer of $1 and does not receive any other cash fees or the annual equity award described above.
The Board has also approved a stock ownership policy for our directors. Each director is required to own shares of our common stock (including shares issuable upon exercise of stock options and shares underlying RSUs) with a value equal to five times the annual cash retainer within five years of joining the Board. All of our directors are within the initial five-year grace period. As of the date of this Proxy Statement, all of our directors were in compliance with our stock ownership policy, having acquired the required number of shares or having more time to do so.
Further, our Board has adopted a policy prohibiting any director (or executive officer) from hedging ESAB common stock or pledging as security under any obligation any shares of ESAB common stock that he or she directly or indirectly owns and controls (other than shares already pledged as of the Separation), and providing that pledged shares of ESAB common stock do not count toward our stock ownership requirements.
The Board has adopted a Director Deferred Compensation Plan which permits non-employee directors to elect to receive deferred stock units (“DSUs”) in lieu of their annual cash retainers and committee chairperson retainers. A director who elects to receive DSUs receives a number of units determined by dividing the cash fees earned during, and deferred for, the quarter by the closing price of our common stock on the date of the grant, which is the last trading day of the applicable quarter. A non-employee director also may convert director RSU grants to DSUs under the plan. DSUs granted to our directors convert to shares of our common stock after termination of service from the Board, based upon a schedule elected by the director in advance. If a director elects to receive DSUs, the director will receive cash dividends on such DSUs to the extent such dividends are issued on our common stock.
We also reimburse all directors for travel and other necessary business expenses incurred in the performance of their services on our Board and the committees thereof in accordance with our expense reimbursement policies in effect from time to time and extend coverage to them under our directors’ and officers’ indemnity insurance policies.
The table below sets forth information regarding compensation paid to our non-employee directors during 2023. Mr.
Kambeyanda is a member of the Board but does not receive any additional compensation for his services as a director.

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2024 Proxy Statement
DIRECTOR COMPENSATION FOR 2023

Name	Fees Earned or Paid in Cash ($)	(1)	Stock Awards ($)	(2) (3)	Option Awards ($)	(4)	Total ($)
Mitchell P. Rales	1		—		—		1
Patrick W. Allender	110,000		72,500		72,500		255,000
Melissa Cummings	90,000		72,500		72,500		235,000
Christopher M. Hix	90,000		72,500		72,500		235,000
Rhonda L. Jordan	105,000		72,500		72,500		250,000
Robert S. Lutz	90,000		72,500		72,500		235,000
Stephanie M. Phillipps	90,000		72,500		72,500		235,000
Didier Teirlinck	90,000		72,500		72,500		235,000
Rajiv Vinnakota	105,000		72,500		72,500		250,000
(1)Messrs. Allender, Hix, Lutz and Teirlinck and Ms. Phillipps elected to receive DSUs in lieu of all or a portion of their annual cash retainers and committee chairperson retainers. DSUs convert to shares of our common stock after termination of service from the
Board, based upon a schedule elected by the director in advance. During 2023, the amount of DSUs received in lieu of annual cash retainers and committee chairperson retainers by these directors was as follows: Mr. Allender—1,590, Mr. Hix—1,301, Mr. Lutz—
1,301, Mr. Teirlinck—1,301 and Ms. Phillipps—652. DSUs received for these cash retainers are considered “vested” and thus are not reflected in the table below.
(2)Amounts shown in the “Stock Awards” column represent the grant date fair value for stock awards granted to each director during
2023, as computed pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718
(“FASB ASC Topic 718”). See Note 18 to our consolidated financial statements for the year ended December 31, 2023, included in our
Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2024. The amounts reflect the grant date fair value of the 2023 annual grant of 1,236 RSUs made to each director on May 11, 2023, which vest in full on the first anniversary of the grant date.
(3)Messrs. Allender, Hix, Lutz and Teirlinck and Mses. Cummings, Jordan and Phillipps elected to receive DSUs in lieu of all or a portion of their RSUs, which were awarded in connection with the 2023 annual grant. These DSUs will vest in full on May 11, 2024 in accordance with the vesting schedule applicable to the underlying RSUs. DSUs convert to shares of our common stock after termination of service on the Board, based upon a schedule selected by each director in advance.
(4)Amounts represent the aggregate grant date fair value for options to purchase 3,853 shares of our common stock granted to each director in connection with the 2023 annual grant, as computed pursuant to FASB ASC Topic 718. See Note 18 to our consolidated financial statements for the year ended December 31, 2023, included in our Annual Report on Form 10-K filed with the Securities and
Exchange Commission on February 29, 2024. The director stock options are fully vested upon grant and exercisable for a seven-year term.
As of December 31, 2023, the aggregate number of unvested stock awards and unexercised options outstanding held by each of our non-employee directors was as follows:

Name	Restricted Stock Units	Stock Options
Mitchell P. Rales	—	—
Patrick W. Allender	1,236	26,107
Melissa Cummings	1,236	8,601
Christopher M. Hix	19,381	8,601
Rhonda L. Jordan	1,236	24,407
Robert S. Lutz	1,236	8,601
Stephanie M. Phillipps	1,236	8,601
Didier Teirlinck	1,236	22,707
Rajiv Vinnakota	1,236	17,129

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2024 Proxy Statement
Proposal 2:Ratification of Selection of Independent
Registered Public Accounting Firm
We are asking our stockholders to ratify the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditors. Ernst & Young LLP has served as our independent auditor since its appointment in 2021. Although stockholder ratification is not required, the appointment of
Ernst & Young LLP is being submitted for ratification as a matter of good corporate practice with a view towards soliciting stockholders’ opinions which the Audit Committee will take into consideration in future deliberations. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
The Board of Directors and the Audit Committee believe that the retention of Ernst & Young LLP as the Company’s independent auditor is in the best interests of the Company and its stockholders.
Representatives for Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Independent Registered Public Accounting Firm Fees and
Services
The following table sets forth the aggregate fees for services rendered by Ernst & Young LLP for the Company for the fiscal years ended December 31, 2023 and December 31, 2022 following the Separation.

Fee Category (fees in thousands)	2023	2022
Audit Fees	$4,666	$4,287
Audit-Related Fees	—	—
Tax Fees	78	192
All Other Fees	—	—
TOTAL	$4,744	$4,479
Audit Fees
This category of the table above includes fees for the fiscal years ended December 31, 2023 and December 31, 2022 that were for professional services rendered (including reimbursement for out-of-pocket expenses) for the integrated audits of our annual consolidated financial statements, for reviews of the financial statements included in our Quarterly Reports on
Form 10-Q, and for statutory audits. For 2022, this category also included regional statutory audits, incremental audit procedures related to the Company’s Separation from Enovis Corporation as well as the preparation of the Company’s registration statement on Form S-1 related to the secondary offering of the Company’s common stock by Enovis
Corporation.
Audit-Related Fees
This category of the table above includes the fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”  For 2023 and
2022, there were no such fees.
Tax Fees
This category of the table above includes fees billed for tax compliance, tax preparation, tax planning and other tax services.

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2024 Proxy Statement
All Other Fees
This category of the table above includes fees billed for products and services other than those described above under Audit
Fees, Audit-Related Fees and Tax Fees. For 2023 and 2022, there were no such fees.
The Audit Committee has considered whether the services rendered by the independent registered public accounting firm with respect to the fees described above are compatible with maintaining the independent registered public accounting firm’s independence and has concluded that such services do not impair its independence.
Audit Committee’s Pre-Approval Policies and Procedures
Pursuant to its charter, the Audit Committee must pre-approve all auditing services, review and attest services, internal control related services and non-audit services provided to the Company by the independent registered public accounting firm and all fees payable by the Company to the independent registered public accounting firm for such services. The Audit
Committee also is responsible for overseeing the audit fee negotiations associated with the retention of Ernst & Young LLP for the audit of our financial statements. The Audit Committee has adopted a pre-approval policy to promote compliance with the NYSE’s listing standards and the applicable SEC rules and regulations relating to auditor independence. In accordance with the Audit Committee charter and the pre-approval policy, the Audit Committee reviews with Ernst & Young LLP and management the plan and scope of Ernst & Young LLP’s proposed annual financial audit and quarterly reviews, including the procedures to be utilized and Ernst & Young LLP’s compensation, and pre-approves all auditing services, review and attest services, internal control related services and permitted non-audit services (including the fees and terms thereof) to be performed for us by Ernst & Young LLP. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee consistent with the pre-approval policy, provided that the decisions of such Audit Committee member or members must be presented to the full Audit Committee at its next scheduled meeting. Pre-approval of permitted non-
audit services can only be approved by the full Audit Committee. All of the fees described above were pre-approved by the
Audit Committee.
Vote Required
The affirmative vote of the holders of a majority of votes cast (excluding abstentions and broker non-votes) is required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024.
Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024.

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2024 Proxy Statement
■AUDIT COMMITTEE REPORT
The Audit Committee consists of Patrick W. Allender, Melissa Cummings, Robert S. Lutz, and Didier Teirlinck, who are all non-
management directors. The members of the Audit Committee meet the independence and financial literacy requirements of the
NYSE and the additional, heightened independence criteria applicable to members of the Audit Committee under SEC and NYSE rules. In 2023, the Audit Committee held eight meetings. The Audit Committee operates pursuant to a written charter adopted by the
Board of Directors, which it reviews annually. The charter, which complies with all current regulatory requirements, is available on the Company’s website at www.esabcorporation.com on the Investors page under the Governance tab. During 2023, at each of its regularly scheduled meetings, the Audit Committee met with senior members of the Company’s finance team. Additionally, the Audit
Committee has separate private sessions, during its regularly scheduled meetings, with the Company’s independent registered public accounting firm and head of internal audit, respectively. The Audit Committee has also discussed with the independent registered public accounting firm their evaluation of the Company’s system of internal control over financial reporting.
The Audit Committee evaluates the performance of the Company’s independent registered public accounting firm each year and determines whether to reengage the current independent registered accounting firm or consider other independent registered accounting firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the independent registered accounting firm, the firm’s global capabilities, and the firm’s technical expertise, tenure as the Company’s independent registered accounting firm and knowledge of the Company’s global operations and businesses. In connection with the applicable audit partner rotation requirements, the Audit Committee also is involved in considering the selection of the auditors’ lead engagement partner when rotation is required. Based on this evaluation, the Audit Committee decided to engage Ernst & Young
LLP as our independent registered accounting firm for the year ended December 31, 2023. The Audit Committee reviews with the independent registered accounting firm and management the overall audit scope and plans, as well as the results of internal and external audit examinations and evaluations by management and the independent registered accounting firm of the Company’s internal controls over financial reporting and the quality of the Company’s financial reporting. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee recommends that the Board ask stockholders, at the Company’s annual meeting, to ratify the appointment of the independent registered accounting firm (see
Proposal 2 beginning on page 31).
The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended
December 31, 2023 with management and with the Company’s independent registered public accounting firm, including a discussion of the quality and suitability of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee are apprised of certifications prepared by the Chief Executive Officer and the Chief
Financial Officer that the unaudited quarterly and audited annual consolidated financial statements of the Company fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company.
In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews the Company’s quarterly and annual reports on Form 10-Q and Form 10-K prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports, and of the independent registered public accounting firm, which is engaged to review the quarterly consolidated financial statements of the
Company, and audit and report on the annual consolidated financial statements of the Company and the effectiveness of the
Company’s internal control over financial reporting as of the Company’s year-end.
The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and SEC. The Audit Committee has
received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit
Committee concerning independence and has discussed with the independent registered public accounting firm its independence.
On the basis of the reviews and discussions referenced above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2023 be included in the Company’s Annual Report on Form
10-K for filing with the Securities and Exchange Commission.
Audit Committee of the Board of Directors
Patrick W. Allender, Audit Committee Chair
Melissa Cummings
Robert S. Lutz
Didier Teirlinck

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2024 Proxy Statement
■COMPENSATION DISCUSSION AND
ANALYSIS
Executive Summary

Named Executive Officers
The following discussion provides details regarding our executive compensation program and the compensation of our named executive officers (the "NEOs") in 2023 and should be read together with the compensation tables and related disclosures set forth under the section heading “Executive Compensation."
Our NEOs for 2023 are:

Name	Title
Shyam P. Kambeyanda	President and Chief Executive Officer
Kevin J. Johnson	Executive Vice President, Chief Financial Officer
Olivier Biebuyck	President, Fabrication Technology
Curtis E. Jewell	Senior Vice President, General Counsel and Corporate Secretary
Eleanor L. Lukens	President, Americas
Mr. Biebuyck served as President, EMEA until February 2023 when he was appointed President, Fabrication Technology.

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2024 Proxy Statement

Our Purpose, Values and Compensation Philosophy
ESAB is a purpose-driven company focused on Shaping the world we imagineTM through innovation and continuous improvement. We are guided by this Purpose and the following core Values:

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2024 Proxy Statement
Shared success.
We’re there for our customers’ triumphs and challenges, knowing our success is a direct reflection of our ability to create solutions that work for them.
Helping each other win.
We collaborate as a team to achieve our shared vision – bringing the right people together to explore creative solutions, build on each other’s ideas, and hold ourselves accountable.
Always improving.
Continuous improvement is at the core of our business management system, ESAB Business Excellence. We never settle for “good enough”
and are constantly pursuing innovative solutions to make real progress.
Every voice valued.
We’re diligent about creating an inclusive, welcoming culture that values every perspective - because real progress depends on diversity, empathy, and mutual respect.
Purposeful leadership.
We lead with heart and purpose because we take pride in our work and believe in its impact. We build strong leaders who meet challenges head on, celebrate wins, and learn from every obstacle.
These Values shape our culture, our work and our compensation philosophy and practices.
Consistent with our Purpose and Values, our executive compensation program links compensation to Company and individual performance while aligning the long-term interests of management with those of our stockholders. We strive to create a compensation program for our associates, including our executives, that provides a compelling and engaging opportunity to attract, retain and engage the best talent. We believe that our compensation programs motivate performance-
driven leadership that is aligned to achieve our financial and strategic objectives with the intention to deliver superior long-
term returns to our stockholders. Utilizing this philosophy, our executive compensation program has been designed to:

Link rewards to performance and foster a team-based approach	Each executive has clear performance expectations and must contribute to our overall success rather than solely to objectives within his or her primary area of responsibility.
Align the performance responsibilities of executives with the long-term interests of stockholders
Our executive compensation program emphasizes long-term stockholder value creation by using predominantly stock options and PRSUs to deliver long-term compensation incentives that also, together with our minimum stock ownership policy, minimize risk-taking behaviors that could negatively affect long-term results.

Provide transparency through simplicity of design and practices
We provide three main elements in our compensation program–base salary, annual incentive cash bonuses, and long-term incentives–with an appropriate blend of purposes and incentives linked to easily understood objectives, as described further on page 56.

Fiscal 2023 Pay for Performance Alignment and Compensation Overview
ESAB delivered an extraordinary performance during its first full fiscal year as an independent public company. Quarter-
over-quarter, the Company demonstrated strong organic growth, margin expansion and cash flow. ESAB reported core adjusted earnings per diluted share of $4.46, core adjusted EBITDA of $482.7 million, core sales of $2.6 billion and free cash flow of $304.5 million for the year ended December 31, 2023.
Over the course of 2023, our ESAB Business Excellence system (EBX) and product line simplification initiatives continued to fuel growth and efficiency within our businesses. We strengthened our fabrication technology and gas control portfolios through bolt-on acquisitions, entering into a definitive agreement to acquire Sager and completing our acquisition of Therapy
Equipment. In September, the Company participated in the Fabtech and Essen trade shows and unveiled new cutting-edge equipment and automation solutions at each of these events.  In December, we hosted our 2023 Investor Day in New York
City and introduced our long-term strategic plan for creating a focused premier industrial compounder.
These consistently strong results were reflected in the Company's stock price. ESAB's one-year total shareholder return for
2023 was 84.6%. In comparison, the one-year total shareholder return for the S&P 500 Index in 2023 was 24.2%.
We achieved and exceeded many of our internal corporate financial and operational goals, leading to an overall corporate annual cash bonus achievement under the ESAB Incentive Plan of 142%.
Further, the Board or the Compensation and Human Capital Management Committee took the following compensation-
related actions during 2023:
•Continued Focus on Long-Term Performance The Compensation and Human Capital Management Committee
approved an annual equity grant to each of our NEOs during 2023 comprised of: (i) 25% in the form of stock options that vest in equal installments over a three-year period following their grant, subject to continued service on each applicable vesting date, (ii) 25% in the form of RSUs that vest in equal installments over a three-year period following their grant, subject to continued service on each applicable vesting date, and (iii) 50% in the form of
PRSUs that cliff vest based on achievement of certain Company metrics following the conclusion of a three-year

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2024 Proxy Statement
performance period. These awards are intended to keep our executive team focused on the long-term strategic success of the Company and reinforce the alignment between executive officer and stockholder interests.
•Updated Clawback Policy Upon the recommendation of the Compensation and Human Capital Management
Committee, the Board adopted a compensation clawback policy in compliance with NYSE listing standards and applicable SEC rules. The clawback policy requires our Board to recover certain incentive-based compensation erroneously awarded to our executive officers in the event the Company is required to prepare an accounting restatement of its financial statements due to material non-compliance with financial reporting requirements.
•Peer Group Aligned with Company Profile The Compensation and Human Capital Management Committee
modified the Company’s peer group in order to better align ESAB’s revenue and market capitalization with the median of the updated group. See “Role of Compensation Consultants and Peer Data Review” on page 51.

2023 Say-On-Pay Vote
At our 2023 Annual Meeting of Stockholders,  97% of the stockholder votes cast on our advisory proposal to approve the compensation of our NEOs were voted in favor of our executive compensation proposal. We view this vote as a favorable endorsement of our executive compensation program, practices and policies. Our Compensation and Human Capital
Management Committee considered the outcome of this vote in the context of our prior and on-going engagement with stockholders and did not make any additional changes to our executive compensation policies and program elements for
2023. The Compensation and Human Capital Management Committee and Board will continue to carefully evaluate the results of these advisory votes as well as feedback obtained from stockholders throughout the course of the year.

Our Executive Compensation Program
Our 2023 executive compensation structure consisted of three core compensation elements: base salary, an annual cash bonus, and long-term incentive opportunities. The Compensation and Human Capital Management Committee annually reviews each element while also considering the total compensation package to create an appropriate mix designed to attract, motivate, incentivize, and retain our executives.

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2024 Proxy Statement
The following table summarizes the core elements of our 2023 executive compensation program:

Element of Compensation	Purpose/Description	Form/Timing of Payout
Base Salary
Established at a competitive level to attract and retain
our executive talent. Provides a base level of
compensation that is not at risk to avoid fluctuations in
compensation that could distract executives from the
performance of their responsibilities.
Paid in cash throughout the year.
ESAB Incentive Plan (“EIP”)
Variable compensation that motivates and rewards
our executive officers for achievement of critical
annual operational and financial performance goals by
the Company and recognizes the executive’s
individual performance during the year.
Paid in cash after the year has ended and performance has been measured. See page 42 for further detail.
Long-Term Incentive Plan
Variable compensation that aligns the rewards of
executives with the interests of stockholders to
encourage actions and long-term prioritization that we
believe will increase stockholder value by generating
sustained and superior operational and financial
performance over an extended period of time.
See page 45 for further detail.
The 2023 target compensation program for our CEO was structured as follows:
2023 CEO Incentive Compensation Structure

84% of CEO compensation “at risk” and aligned with Company and stockholder success

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2024 Proxy Statement
50%
50%
RSUs
Annual Incentive
Options
Base Salary
PRSUs
PRSU 3 Year Performance Period

2023	2024	2025
aEBITDA %
FCF Conversion
Annual Incentive Plan (see
"Bonus Calculation and
Payment - Financial and
Operational Metrics and
2023 Performance Result "
on Page 47 for a
description of performance
goals)
At-Risk
The target compensation program for our other NEOs was structured as follows:
2023 Incentive Compensation Structure for Other NEOs (Average)

72% of compensation for other NEOs “at risk” and aligned with Company and stockholder success
Leading Compensation Practices
The framework of our executive compensation program includes the governance features and other specific elements discussed below:

What we do	What we don’t do

Pay for performance focus – Our EIP compensation
is linked to pre-established financial and operational
goals that are intended to drive performance over the
annual performance plan period. Options, RSUs and
PRSUs are linked with our longer-term performance
and stock price, and, for PRSUs, EBITDA improvement
and free cash flow conversion improvement, which we
believe incentivizes long-term Company success and
stockholder value creation.

No gross-up payments to cover excise taxes – We
do not provide tax gross-ups to our executives in
connection with a change in control, severance or other
compensation or benefits or executive perquisites other
than relocation benefits.

Varying performance metrics under short-term and
longer-term incentive plans – In balancing
compensation objectives linked to short-term and long-
term time horizons, the Company seeks to align
compensation with several performance metrics that
are critical to achieve sustained growth and stockholder
value creation.
No pledging or hedging of Company stock – We prohibit our executives and directors from hedging ESAB stock and from entering into new pledge arrangements or derivative agreements using ESAB stock.

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2024 Proxy Statement
50%
50%
RSUs
Annual Incentive
Options
Base Salary
PRSUs
PRSU 3 Year Performance Period

2023	2024	2025
aEBITDA %
FCF Conversion
Annual Incentive Plan (see
"Bonus Calculation and
Payment - Financial and
Operational Metrics and
2023 Performance Result "
on Page 47 for a
description of performance
goals)
At-Risk

Caps on ESAB Incentive Plan payouts – Executive
bonus payments are capped under our EIP in part to
discourage excessive risk taking. In addition, the
Compensation and Human Capital Management
Committee retains the discretion to reduce or eliminate
compensation under our EIP even if performance goals
are attained.
No repricing or buyout of underwater stock options – We do not permit the repricing of underwater stock options without the express approval of our stockholders.

"Double-trigger" provisions for change in control –
Severance payable in connection with a change in
control is only received upon executive’s actual
employment termination without cause or resignation
for good reason within two years following, or the three
months preceding, the change in control. This approach
is commonly referred to as “double-trigger.”
No excessive change in control payments – No cash severance payable in connection with a change in control in excess of two times salary plus target bonus.

Clawback Policy and Insider Trading Policy – We
have a comprehensive compensation clawback policy
that is automatically triggered by a restatement of the
Company’s financial statements arising from an
accounting error or material non-compliance and
applies to all of our executive officers, and we enforce a
strict insider trading policy and blackout periods for
executives and directors.
No short-term vesting – We do not award any long- term incentives with a vesting period shorter than one year.
Stock Ownership Policy – We have a robust stock ownership policy to further align the long-term financial interests of Company executives and directors with those of our stockholders.
No compensation programs or policies that
incentivize excessive risk taking – We annually
review the Company’s compensation policies and
practices in relation to our risk management practices
and any potential risk-taking incentives. Our most
recent assessment concluded that the risks arising from
our compensation policies and practices are not
reasonably likely to have a material adverse effect on
the Company.

Independent Compensation Committee and
Consultant – Our Compensation and Human Capital
Management Committee is composed solely of
independent directors. The compensation consultant to
the Compensation and Human Capital Management
Committee during 2023, FW Cook (i) is, based on the
Compensation and Human Capital Management
Committee’s assessment, independent and without any
conflicts of interest with the Company or its directors
and (ii) has never provided any services to the
Company other than the compensation-related services
provided to the Compensation and Human Capital
Management Committee. See page 47 for further
details.
No defined benefit pension plan – We do not maintain a defined benefit pension plan for any senior executives.

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2024 Proxy Statement
Determination of Executive Compensation and
Performance Criteria
Our executive compensation program is based on the philosophy and design outlined above with a focus on exceptional performance and continuous improvement from our management team. Within this framework, the Compensation and
Human Capital Management Committee exercises its reasoned business judgment in making executive compensation decisions and takes into account recommendations by our Chief Executive Officer with respect to the compensation of each executive officer, other than himself (see “CEO Recommendations” on page 51). Some of the factors that generally are referenced when making executive compensation decisions, none of which is assigned a fixed weight and are instead considered holistically, are as follows:
■The nature and complexity of the executive’s position
■The Compensation and Human Capital Management Committee’s assessment of pay levels and practices for executives with the skills and experience our executives possess (see “Role of Compensation Consultants and Peer
Data Review” on page 51)
■The experience and performance record of the executive
■The Company’s operational and financial performance
■The executive’s leadership potential
■The retention value of our compensation program over time
Further, a substantial percentage of compensation under our EIP is determined solely by the achievement of annual performance criteria developed based on Board-approved financial and operational goals for the fiscal year. These goals are incorporated into the metrics set for our EIP and approved by the Compensation and Human Capital Management
Committee, as further discussed under “Bonus Calculation and Payment – Financial and Operational Metrics and 2023
Performance Results” on page 47. We believe that this link to our Board-established corporate and business goals reinforces alignment and incentivizes outperformance both at the business-unit level and Company-wide.
Elements of Our 2023 Executive Compensation Program

Base Salary
Base salaries are designed to provide compensation that is market competitive to attract the best qualified individuals and retain our senior management. Base salaries are established at the time of an executive’s hire and reviewed annually for potential increases.
In February 2023, the Compensation and Human Capital Management Committee set the salary levels for each of our
NEOs based on its assessment of the relative roles and responsibilities of management and the results of their individual performance assessments, combined with perspective from competitive compensation data prepared by FW Cook and the
Compensation and Human Capital Management Committee’s reasoned business judgment. NEO base salaries were

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2024 Proxy Statement
modestly increased in 2023 primarily to offset the increased cost of living due to recent inflation. A comparison of base salary levels as of December 31, 2023 and 2022 is set forth below:

Named Executive Officer	2023 Annual Base Salary	2022 Annual Base Salary (Post- Separation)	% Increase
Shyam P. Kambeyanda	$1,040,000	$1,000,000	4.0%
Kevin J. Johnson	$618,800	$595,000	4.0%
Olivier Biebuyck	$525,000	$500,000	5.0%
Curtis E. Jewell	$468,000	$450,000	4.0%
Eleanor L. Lukens (1)	$480,000	$—	—
(1)  Ms. Lukens joined the Company on January 23, 2023.

Annual Incentive Plan
The goal of our ESAB Incentive Plan ("EIP"), our annual cash incentive plan for our executive officers, is to motivate and reward our executives for achievement in key areas of Company operational and financial performance as well as each executive’s individual contributions to Company success. Our NEOs are eligible to earn a cash incentive payment in an amount that is expressed as a percentage of the executive’s base salary (i.e., “target bonus”) under our EIP. Performance measures include corporate and individual performance against predetermined financial and operational metrics approved by the Compensation and Human Capital Management Committee at the beginning of the fiscal year.
These performance metrics established by the Compensation and Human Capital Management Committee for business leaders reflect both Company-wide and business-specific performance targets resulting in a company financial factor
(“CFF”). The CFF for Messrs. Kambeyanda, Johnson, Biebuyck and Jewell is based on ESAB's overall corporate performance. The CFF for Ms. Lukens is a weighted average consisting of 30% corporate performance and 70%
performance of our Americas business segment. The amount payable under the EIP can be adjusted upward or downward based on the individual performance factor (“IPF”), which is linked to specific, individualized business goals. Actual bonus amounts are determined following completion of the performance year and are based on performance relative to these pre-
established business and individual goals using the following formulas:

Base Salary
X
Target Bonus	Company Bonus before IPF	X	Individual Performance Factor	=	Executive Bonus Payment
X
Company Financial Factor
Executives can achieve a payout equal to a percentage of their target bonus ranging from zero for below-threshold performance to a threshold of 50% up to a maximum of 200%, with 100% target achievement resulting in 100% payout of the individual’s target bonus for that performance metric, based on the extent to which the applicable objective pre-
established financial and operational performance goals are achieved.

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2024 Proxy Statement
The total EIP award amount earned is subject to adjustment based on individual achievement as measured by an IPF. The
IPF is a multiplier that ranges from 0 to 1.5 (subject to an overall payout cap of 250% of the target bonus). The IPF rating is based on individual performance against pre-established objectives and the extent to which the executive, in the course of his or her work, exhibits the Company’s core values. The IPF and key performance indicators include both financial and non-
financial Company objectives over which the executive has primary control.
Detail regarding the individual components of these formulas for fiscal year 2023, including a calculation of the payout percentages and description of the IPF component, follows below.
Key Executive Team Achievements
■Delivered excellent financial results, finishing 2023 with core sales of $2.6 billion, core adjusted EBITDA of $482.7 million and core adjusted earnings per share of $4.46;
■Generated strong cash flow, successfully navigating inflationary pressures and geopolitical uncertainty to produce core adjusted free cash flow of $304.5 million;
■Continued volume improvement and value pricing in our Americas segment, driven by new product introductions and our product line simplification initiatives;
■Completed the acquisition of Therapy Equipment, a regional leader in the United Kingdom in the medical gas control market for suction and gas therapies, and executed a definitive agreement to acquire Sager, a welding repair and maintenance product and service leader in South America, to further strengthen our global gas control equipment and fabrication technology portfolios;
■Continued improvement in the Company’s safety performance, achieving an industry leading total recordable incident rate of 0.43;
■Published our inaugural sustainability report, detailing our continued commitment to shaping a better world through environmental stewardship; enhancing diversity, equity, and inclusion among our associates; continuing outreach within our local communities; and maintaining best-in-class corporate governance; and
■Successfully hosted our first Investor Day in New York City, setting forth the Company’s roadmap for creating a focused premier industrial compounder.
Bonus Calculation and Payment – Financial and Operational Metrics and 2023 Performance
Results
Our 2023 financial targets for each of Messrs. Kambeyanda, Johnson, Biebuyck and Jewell were based on the Company's corporate performance, as measured by adjusted EBITDA, net sales and working capital turns for the CFF. The targets were based upon ESAB’s operational and financial goals for full year 2023, and represented significant progress in each category toward the achievement of the Company’s long-term growth objectives and aligned with ESAB’s corporate budget.
Our 2023 financial targets for Ms. Lukens were based on a weighted average of: (i) the Company's corporate performance and (ii) the performance of our Americas business segment. The performance of our Americas segment was measured by adjusted EBITDA, net sales and working capital turns. These weightings are intended to drive accountability for operational results within our Americas segment while also encouraging thoughtful work and cooperation across the organization.
The financial and operational performance measures and corresponding weights of these metrics for 2023 were as follows:

Measure	Corporate Weighting	Americas Weighting
Adjusted EBITDA(1)	50%	50%
Net Sales (as adjusted)(2)	30%	30%
Working Capital Turns(3)	20%	20%
(1)Adjusted EBITDA is measured by comparing Adjusted EBITDA excluding any unbudgeted 2023 acquisition to the 2023 Adjusted
EBITDA targets at actual foreign exchange rates and is defined as U.S. GAAP net income from continuing operations plus net interest

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2024 Proxy Statement
expense, income taxes and acquisition-amortization and other related charges, separation costs, restructuring costs per company policy, non-cash asset impairments including goodwill and intangibles, unbudgeted acquisition and divestiture costs, foreign currency exchange gains or losses arising from initial recognition of a highly inflationary currency, pension curtailment costs, effects from changes in U.S. GAAP or other unplanned or nonrecurring items that the Compensation and Human Capital Management Committee considers unusual and not representative of the underlying economic performance of the Company, with budgeted results for any divested/discontinued entities added to actual results in determining 2023 performance. 2023 Adjusted EBITDA for corporate also excludes Russia.
(2)Net sales is measured by U.S. GAAP sales excluding any sales from unbudgeted 2023 acquisitions, compared to 2023 budgeted sales at actual foreign exchange rates, with budgeted results for any divested/discontinued entities added to actual results in determining
2023 performance. 2023 Net Sales for corporate also excludes Russia.
(3)Working capital turns is based on average working capital amounts and annualized sales based on the last 3 months of the year.
Bonus Calculation – Target Bonus
The Compensation and Human Capital Management Committee annually reviews and approves EIP target bonus percentages for each NEO in alignment with our compensation philosophy and taking into consideration the Compensation and Human Capital Management Committee’s competitive marketplace review going forward.
The 2023 corporate performance goals and achievement for each are set forth below.

Measure	Weighting	Threshold	Target	Maximum	Achieved	CFF Based on Weighting
Net Sales (as adjusted)	30%	$2.31 billion	$2.57 billion	$2.83 billion	$2.62 billion	36%
Adjusted EBITDA	50%	$405 million	$450 million	$495 million	$483 million	86%
Working Capital Turns	20%	5.0	5.6	6.1	5.6	20%
Weighted aggregate CFF for 2023						142%
The weighted average performance for our Americas segment for 2023 was 139%. We do not disclose the specific target goals or achievement applicable to our business segments as they are highly confidential to our businesses. We believe that disclosure of this information would be competitively harmful to us, as it would provide our competitors with strategic information specific to certain businesses, thus providing our competitors insight into our plans and projections for such businesses.
Bonus Calculation – Individual Performance Factor
In addition to the target bonus percentages and financial and operational metrics discussed above, the third and final factor under our EIP is the IPF, as described above. The individual performance factors for each executive were determined after evaluating each NEO’s performance, including the collective achievements detailed on page 43 above.

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2024 Proxy Statement
2023 EIP Payments
2023 bonus payouts for each of our NEOs, as calculated pursuant to the foregoing calculations, are set forth in the following table. These bonuses are also reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary
Compensation Table below on page 52.

NEO	Base Salary		Target Bonus Percentage		Target Bonus (1)		CFF	Bonus before IPF application	Individual Performance Factor (IPF)		Executive Bonus Payment
Shyam P. Kambeyanda	$1,040,000	X	120%	=	$1,248,000	X	142%	$1,774,656	120%	=	$2,129,588
Kevin J. Johnson	$618,800	X	75%	=	$464,100	X	142%	$659,950	120%	=	$791,942
Olivier Biebuyck	$525,000	X	75%	=	$393,750	X	142%	$559,913	115%	=	$643,900
Curtis E. Jewell	$468,000	X	70%	=	$327,600	X	142%	$465,847	110%	=	$512,432
Eleanor L. Lukens(2)	$480,000	X	70%	=	$314,832	X	140%	$440,418	112%	=	$493,269
(1)Ms. Lukens' bonus target for 2023 was pro-rated to reflect her hire date of January 23, 2023.
(2)Ms. Lukens' CFF is a weighted average consisting of 30% corporate performance and 70% performance of our Americas business segment.

Long-Term Incentives
The goal of our long-term incentive program is to align the compensation of executives with the interests of stockholders by encouraging sustained long-term improvement in operational and financial performance and long-term increase in stockholder value. Long-term incentives also serve as retention instruments and provide equity-building opportunities for executives. Our annual equity incentive opportunity generally consists of 50% PRSUs, 25% stock options, and 25% time-
based RSUs. The Compensation and Human Capital Management Committee believes our long-term incentive program further aligns the long-term interests of management and stockholders and promotes increased equity ownership among our executive officers.
Options and RSUs vest over three years, with one-third of each award vesting on each of the first three anniversaries of the grant date, subject to continued employment on each applicable vesting date. PRSUs vest at the end of a three-year period subject to achievement of performance measures and continued employment.
The number of PRSUs earned at the end of the three-year period is determined by the Company's (i) Adjusted EBITDA percentage and (ii) Adjusted Free Cashflow Conversion during the last year of the performance period. Each metric has a
50% weighting for purposes of determining performance results.  In addition, for each year of the performance period, the
Compensation and Human Capital Management Committee has established an annual minimum for each performance criteria. If the Company's performance falls below the minimum as of the end of each year of the performance period, the number of PRSUs awarded at the end of the performance period will be reduced by 5% per metric below such minimum.

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2024 Proxy Statement
Annual Grants under Omnibus Incentive Plan
In February 2023, the Compensation and Human Capital Management Committee granted annual long-term incentive awards under the 2022 Omnibus Incentive Plan with a target aggregate value as set forth in the table below. Each NEO received 50% of their annual grant in the form of PRSUs, 25% in the form of RSUs and 25% in the form of stock options.

Annual Grant Recipient	Total Aggregate Value of Grant ($)
Shyam P. Kambeyanda	$4,350,000
Kevin J. Johnson	$1,425,000
Olivier Biebuyck	$1,000,000
Curtis E. Jewell	$675,000
Eleanor L. Lukens	$725,000

Additional Compensation Information
Other Elements of Compensation – Retirement Plans and Perquisites
The Company does not maintain an active defined benefit pension plan and instead makes matching contributions to a tax-
qualified 401(k) plan and Non-Qualified Deferred Compensation Plan. We established the Non-Qualified Deferred
Compensation Plan, which provides participants the opportunity to defer a percentage of their compensation without regard to the compensation limits imposed by the Internal Revenue Code under our 401(k) plan, to allow our senior-level executives to contribute toward retirement on a tax-effective basis in a manner that is consistent with other ESAB employees who are not limited by the Internal Revenue Code limits. For additional details concerning the Non-Qualified Deferred
Compensation Plan, please see the “Non-Qualified Deferred Compensation” table below and the accompanying narrative disclosure.
We generally provide limited perquisites to our executive officers, including up to $10,000 per fiscal year for financial planning services (including taxes, estate planning and financial consulting) and up to $4,000 per fiscal year for an executive physical examination (including test results and consultation). We may also provide business-related items such as relocation assistance, taxes on which may be grossed up consistent with competitive market recruitment practices, and benefits provided in non-U.S. locations consistent with local practice. In addition, Mr. Kambeyanda is entitled to personal use of a private aircraft chartered by the Company, personal financial planning services, and/or annual executive physical (or any combination thereof) in an aggregate amount not to exceed $80,000 in compensation income (i.e., imputed income under tax rules) with personal use of the private aircraft capped at $250,000 in actual cost to the Company for any calendar year.
Employment Agreements
Mr. Kambeyanda is party to an employment agreement with the Company. Mr. Kambeyanda’s employment agreement has an initial three-year term from the Company's Separation from Enovis, subject to automatic one-year term extensions thereafter, unless the Company or Mr. Kambeyanda provides written notice in advance to terminate the automatic extension provision. Mr. Kambeyanda’s agreement provides severance benefits as described under "Potential Payments Upon
Termination or Change in Control" on page 63.
Each of our NEOs other than Mr. Kambeyanda is party to a letter agreement with the Company which sets forth his or her starting salary and initial target bonus. The offer letters do not provide for severance; however, each of our NEOs is eligible for separation benefits under our Executive Officer Severance Plan.
In addition, each of our NEOs is party to a change in control agreement with the Company. Under the change in control agreements, severance payable upon a change in control is only received upon the executive officer’s termination without cause or resignation for good reason within two years following, or the three month period immediately preceding, a change

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2024 Proxy Statement
in control of the Company. The change in control agreements are designed to retain these executive officers and encourage their continued dedication to the Company and its stockholders notwithstanding a possible change in control that may not be in their personal interest.
Additional details regarding the material terms of the NEO letter agreements and change in control agreements, and the material terms and eligibility requirements for the Executive Officer Severance Plan, are summarized under “Potential
Payments Upon Termination or Change in Control” on page 63.
Stock Ownership Policy and Stock Holding Requirements
Our stock ownership policy further aligns the long-term financial interests of Company executives with those of our stockholders while also serving as a risk mitigation tool. Each employee at the level of vice president or higher must retain at least one-half of vested equity awards, less shares withheld or sold for tax withholding obligations, until the individual has accumulated shares of our common stock or other qualifying forms of equity having the value described below. The ownership value thresholds are as follows:

Leadership Position	Value of Shares
President and CEO	6x base salary
EVP/SVP	3x base salary
VP	1x base salary
CEO Recommendations
During 2023, Mr. Kambeyanda provided recommendations to the Compensation and Human Capital Management
Committee with respect to the compensation levels for our executive officers, other than for himself. These recommendations were based on his assessment of the executive officer’s relative experience, overall performance, and impact on the achievement of our financial and operational goals and strategic objectives, combined with perspective from the competitive review data. While the Compensation and Human Capital Management Committee took Mr. Kambeyanda’s recommendations under advisement, it independently evaluated the pay recommendations for each executive officer and made all final compensation decisions in accordance with its responsibilities as set forth in the Compensation and Human
Capital Management Committee Charter.
Role of Compensation Consultants and Peer Data Review
Our Compensation and Human Capital Management Committee also obtains perspective from competitive data reviewed by
FW Cook, the independent advisor to the Compensation and Human Capital Management Committee on matters of executive compensation. The Compensation and Human Capital Management Committee annually reviews the list of peer companies previously recommended by FW Cook to confirm that it continues to reflect the peers used by financial analysts and governance advisors covering ESAB and to represent our growth trajectory, revenue, market capitalization and overall scope and nature of operations. The peer group referenced in 2023 was as follows:

ESAB Peer Group
Altra Industrial Motion Corp.	ITT Inc.	Regal Rexnord Corporation
Barnes Group Inc.	Hillenbrand, Inc.	Snap-on Incorporated
Crane Co.	Kennametal Inc.	SPX Technologies, Inc.
Flowserve Corporation	Lincoln Electric Holdings, Inc.	The Timken Company
Hubbell Incorporated	Nordson Corporation	Xylem Inc.
IDEX Corporation	Pentair plc
Competitive review data drawn from this group was utilized by the Compensation and Human Capital Management
Committee as one of many reference points to assist in its compensation decisions, and for certain NEOs, competitive review data drawn from this group was used to “benchmark” the amount of compensation paid to such NEOs.

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2024 Proxy Statement
In preparation for establishing compensation for 2024, our Compensation and Human Capital Management Committee
reviewed the list of peer companies and replaced Altra Industrial Motion Corp, Hubbell Incorporated and Xylem Inc. with
Acuity Brands, Inc., ESCO Technologies Inc. and Watts Water Technologies, Inc. Our Compensation and Human Capital
Management Committee made these updates to the peer group to better reflect the Company’s current size and business structure. The group of peer companies otherwise remained unchanged. The Compensation and Human Capital
Management Committee intends to annually review the list of peer companies previously recommended by FW Cook to confirm that such continues to reflect the peers used by financial analysts and governance advisors covering ESAB and to represent our growth trajectory, revenue, market capitalization and overall scope and nature of operations.
Independence of Compensation Consultant
In March 2024, the Compensation and Human Capital Management Committee considered the independence of FW Cook in light of the SEC rules regarding conflicts of interest involving compensation consultants and NYSE listing standards regarding compensation consultant independence. The Compensation and Human Capital Management Committee
requested and received a letter from FW Cook addressing conflicts of interest and independence, including specific factors enumerated in both relevant SEC rules and NYSE listing standards. The Compensation and Human Capital Management
Committee discussed and considered these factors, and other factors it deemed relevant, and concluded that FW Cook is independent and that its work during 2023 did not raise any conflict of interest.
Compensation Program and Risk
As part of our continued appraisal of our compensation program, management, with oversight from the Compensation and
Human Capital Management Committee, annually reviews our compensation policies and practices and the design of our overall compensation program in relation to our risk management practices and any potential risk-taking incentives. This assessment includes a review of the primary elements of our compensation program in light of potential risks:
Compensation Program Risk Considerations

Pay Mix
■Compensation program includes an appropriate mix of short- and long-term incentives, which mitigate the risk of undue focus on short-term targets while rewarding performance in areas that are key to our long-term success.
■Base salaries are set at competitive levels to promote stability and provide a component of compensation that is not at risk.

Performance Metrics and Goals
■Distinct performance metrics are used in both our short-term (EIP) and long-term incentive plans.
■Our EIP is designed with a payout scale (including a maximum cap) that supports our pay-for-performance philosophy, as set forth on page 42.

Long-Term Incentives	■The equity grant portion of our compensation program, combined with our stock ownership guidelines, is designed to align the long-term interests of our executives with those of our stockholders.
We have controls and other policies in place that serve to limit excessive risk-taking behavior within our compensation program, including, but not limited to, the following:
Compensation Risk Mitigation Components

Compliance Risk Mitigation
■Oversight of our compensation processes and procedures by the Compensation and Human Capital
Management Committee, each member of which has been determined by the Board to be independent under applicable SEC rules and NYSE listing standards;
■Internal controls over our financial reporting, which are maintained by management and reviewed as a part of our internal audit process and further reviewed and tested by our external auditors, as overseen by the Audit
Committee; and
■Audit Committee oversight and review of financial results and non-GAAP metrics used in certain components of our EIP and long-term incentives.

Personnel Risk Mitigation	■Implementation of and training on Company-wide standards of conduct, as described on page 29 under “Standards of Conduct.”
Risk Mitigation Policies
■Provisions in the Company’s insider trading policy prohibiting short-term or speculative transactions in the
Company’s securities, including hedging transactions that would allow the holder to limit or eliminate the risk of a decrease in the value of the Company’s securities;
■A policy prohibiting pledging of Company shares after the Separation; and
■A clawback policy applicable to all executive officers.

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2024 Proxy Statement
The Compensation and Human Capital Management Committee reviews with management the results of its assessment annually. Based on its most recent review, the Compensation and Human Capital Management Committee concluded that the risks arising from Company compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.
Additionally, the Compensation and Human Capital Management Committee reviews the Company’s strategies and policies related to human capital management, including with respect to matters such as diversity, inclusion, pay equity, corporate culture, talent development and retention.
Hedging Ban
Any director, officer or employee of the Company is prohibited from engaging in short-term or speculative transactions in the
Company’s securities, including short sales, hedging or monetization transactions and transactions in publicly-traded options on Company’s securities, such as puts, calls and other derivatives.
Pledging Policy
Our Board has adopted a policy that prohibits any director or executive officer from pledging as security under any obligation any shares of ESAB common stock that he or she directly or indirectly owns and controls (other than shares already pledged as of April 4, 2022). Any shares of ESAB common stock that were pledged on or prior to April 4, 2022 do not count toward meeting our stock ownership requirements.  None of our directors or executive officers currently pledge shares of our common stock.
Clawback Policy
The Board has adopted a clawback policy applicable to our executive officers in compliance with the NYSE’s listing standards implementing Exchange Act Rule 10-D-1. Under this policy, in the event the Company is required to restate its financial statements due to material non-compliance with any financial reporting requirement under U.S. federal securities laws, the Company will, subject to certain limited exceptions, recover any incentive-based compensation received by the
Company’s executive officers (including our NEOs) to the extent such compensation exceeds that amount that would have otherwise been received by the covered executive had it been determined based on the restated financial statements. The policy covers all compensation granted, earned or vested based in whole or in part on the Company’s attainment of a financial reporting measure during the three fiscal years immediately preceding the date of the accounting restatement.
The Company may affect any recovery pursuant to the clawback policy by any means the Compensation and Human
Capital Management Committee determines to be appropriate, including by requiring payment of such amount(s) to the
Company, by set-off and by reducing future compensation.
Equity Grant Practice
The Compensation and Human Capital Management Committee has the authority to grant equity awards. The Company does not time the grant of equity awards around material, non-public information. Grant dates are determined either as of the date of Compensation and Human Capital Management Committee approval or on the date of a specific event, such as the date of hire or promotion, for certain executive officers. The target grant value is translated into a number of shares underlying each grant using a valuation formula that, for PRSUs and RSUs, incorporates a 20-day trailing average closing price up to and including the grant date, to avoid the potential volatility impact of using a single-day closing price.
The Compensation and Human Capital Management Committee has delegated authority to our CEO and Chief Human
Resources Officer for non-annual grants of equity awards to associates who are non-executive officers. During 2023, the aggregate grant date value of such equity awards was capped at $3,500,000 during the fiscal year period. Such awards are subject to further restrictions on individual award size, and awards must be made pursuant to the terms of award agreement forms previously approved by the Board or the Compensation and Human Capital Management Committee. The effective grant date of these awards is on the first trading day on or after the date of hire or promotion for newly hired employees following review and approval by the CEO or Chief Human Resources Officer, as applicable. The Compensation and Human
Capital Management Committee receives a report of any grants made pursuant to this delegated authority at each regularly scheduled Committee meeting.

49
2024 Proxy Statement
Tax and Accounting Considerations
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally imposes a $1 million cap on the federal income tax deduction for compensation paid to our “covered employees” (which includes our NEOs) during any fiscal year. While the Compensation and Human Capital Management Committee considers the deductibility of awards as one factor in determining executive compensation, the committee also considers other factors in making its decisions, and, in the exercise of its business judgment and in accordance with its compensation philosophy, the Compensation and Human Capital Management
Committee may award compensation even if it is not deductible by us for tax purposes.
Accounting for Stock-Based Compensation
The Compensation and Human Capital Management Committee takes accounting considerations into account in designing compensation plans and arrangements for our NEOs and other employees. We follow ASC Topic 718 for our stock-based compensation awards which requires us to measure the compensation expense for all share-based payment awards based on the grant date “fair value” of these awards.

50
2024 Proxy Statement
■COMPENSATION COMMITTEE REPORT
The Compensation and Human Capital Management Committee participated in the preparation of the Compensation
Discussion and Analysis, reviewing successive drafts and discussing the drafts with management. Based on its review and discussions with management, the Compensation and Human Capital Management Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2024 Proxy Statement and in the
Company’s Annual Report on Form 10-K for 2023 by reference to the Proxy Statement.

Compensation and Human Capital Management Committee of the Board of Directors

Rhonda L. Jordan, Chair Stephanie M. Phillipps Rajiv Vinnakota

51
2024 Proxy Statement
■EXECUTIVE COMPENSATION
The Summary Compensation Table and notes show all compensation paid to or earned by each of our NEOs for 2021 and
2022 under Enovis’s compensation programs and plans prior to the Separation and for 2022 and 2023 under our compensation programs and plans on and after the Separation.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(6)	Total ($)
Shyam P. Kambeyanda	2023	1,030,000	—	3,379,345	1,087,510	2,129,588	—	279,892	7,906,336
President and Chief Executive Officer	2022	925,000	—	5,728,133	999,998	1,581,825	—	273,842	9,508,798
	2021	681,250	130,000	2,130,747	374,994	811,440	—	79,368	4,207,799
Kevin J. Johnson	2023	612,850	—	1,107,071	356,269	791,941	—	34,555	2,902,686
Executive Vice President, Chief Financial	2022	541,250	380,000	1,606,784	268,192	596,279	—	172,124	3,564,629
	2021	377,564	—	149,460	133,005	400,622	—	227,399	1,288,050
Olivier Biebuyck	2023	522,885	—	993,966	250,010	643,900	—	82,527	2,493,288
President, Fabrication Technology	2022	482,500	322,500	1,082,304	143,495	496,163	—	69,494	2,596,456
	2021	430,000	—	169,131	150,501	437,697	—	37,357	1,224,686
Curtis E. Jewell	2023	463,500	—	524,470	168,761	512,432	—	59,511	1,728,674
Senior Vice President, General Counsel	2022	422,475	281,250	827,792	117,767	408,524	—	46,191	2,103,999
	2021	337,425	—	111,242	99,003	246,428	—	29,607	823,705
Eleanor L. Lukens	2023	452,308	—	1,266,226	181,266	493,269	—	219,334	2,612,403
President, Americas
(1)Ms. Lukens’s base salary compensation reflects partial year earnings in 2023 due to her hire date of January 23, 2023.
(2)For Messrs. Johnson, Biebuyck, and Jewell, the amounts for 2022 represent retention bonuses in connection with the successful
Separation of the Company from Enovis. For Mr. Kambeyanda, the amount for 2021 represents the fifth of five installment payments of his cash signing bonus.
(3)Amounts represent the aggregate grant date fair value of grants of PRSUs and RSUs made to each NEO, as computed in accordance with FASB ASC Topic 718. See Note 18 to our consolidated financial statements for the year ended December 31, 2023, included in our Annual Report on Form 10-K filed with the SEC on February 29, 2024. See “Long-Term Incentives” above on page 45. Assuming the maximum achievement of the performance goals applicable to the PRSUs granted to the NEOs in 2023, the grant date value of the
2023 PRSUs would have been $4,500,000, $1,470,000, $1,000,000, $751,000 and $699,000 for Messrs. Kambeyanda, Johnson,
Biebuyck, and Jewell and Ms. Lukens, respectively.

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2024 Proxy Statement
(4)Amounts represent the aggregate grant date fair value of grants of stock options made to each NEO, as computed in accordance with
FASB ASC Topic 718. See Note 18 to our consolidated financial statements for the year ended December 31, 2023, included in our
Annual Report on Form 10-K filed with the SEC on February 29, 2024. For 2023 grants, options were valued by the Black Scholes-
based option value based on the closing price of our common stock on the date of grant. The exercise price for stock option awards equals the closing price of our common stock on the date of grant. See “Long-Term Incentives” above on page 48.
(5)Amounts represent the payouts pursuant to our EIP with respect to the 2023 performance period. For a discussion of the performance metrics on which the 2023 EIP was based, including the weighting for each performance metric and the actual percentage achievement of the financial performance targets, see “Annual Incentive Plan” above on page 42.
(6)Amounts set forth in this column for 2023 consist of the following:

Name	Company 401(k)/Deferred Compensation Plan Match and Contribution ($)(a)	Financial Services ($)(b)	Aircraft Usage ($)(c)	Long-Term Disability Premiums ($)(d)	Group Term Life Insurance ($)(e)	Executive Physical ($)(f)	Relocation ($)(g)	Total ($)
Mr. Kambeyanda	19,800	—	250,000	5,255	1,094	3,744	—	279,892
Mr. Johnson	19,800	7,375	—	6,511	868	—	—	34,555
Mr. Biebuyck	61,143	10,000	—	7,443	729	3,211	—	82,527
Mr. Jewell	52,321	1,150	—	5,383	656	—	—	59,511
Ms. Lukens	17,631	2,550	—	1,516	646	—	196,991	219,334
(a)Amounts represent the aggregate company match and company contribution made by ESAB during 2023 to such NEO’s 401(k) plan account and Non-Qualified Deferred Compensation Plan account. See the Nonqualified Deferred Compensation table and accompanying narrative for additional information on the Non-Qualified Deferred Compensation Plan.
(b)Amount represents amounts for financial planning services as reimbursed by the Company during 2023.
(c)Amount represents Company expenses incurred for private plane usage by Mr. Kambeyanda in 2023. The Company is billed directly for the charter flight services used for Mr. Kambeyanda’s personal travel. Under his employment contract, Mr. Kambeyanda is entitled to personal use of a private aircraft chartered by the Company in an amount not to exceed (i) $250,000 in actual cost to the Company and for any calendar year or (ii) $80,000 in compensation income (i.e., imputed income under tax rules) when combined with the cost of any reimbursed personal financial planning services. The Company does not gross-up or make whole Mr. Kambeyanda for the income imputed to his personal use of chartered flights.
(d)Amount represents premiums for group long-term and executive supplemental long-term disability insurance and disability income protection.
(e)Amount represents the imputed income of a life insurance benefit equal to 1.5 times salary, capped at $1,125,000 for each NEO.
(f)Amount represents the value of an executive annual physical examination.
(g)Amount represents the value of relocation benefits provided to Ms. Lukens as part of her employment offer from ESAB.

53
2024 Proxy Statement
Grants of Plan-Based Awards for 2023
The following table sets forth certain information regarding grants of plan-based awards to our NEOs in 2023 under our compensation programs and plans.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of shares of stock or units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Shyam P. Kambeyanda	ESAB Incentive Plan	—	624,000	1,248,000	3,120,000	—	—	—	—	—	—	—
	PRSUs	3/8/2023	—	—	—	18,370	36,740	73,480	—	—	—	2,252,897
	RSUs	3/8/2023	—	—	—	—	—	—	18,370	—	—	1,126,448
	Stock Options	3/8/2023	—	—	—	—	—	—	—	49,658	61.32	1,087,510
Kevin J. Johnson	ESAB Incentive Plan	—	232,050	464,100	1,160,250	—	—	—	—	—	—	—
	PRSUs	3/8/2023	—	—	—	6,018	12,036	24,072	—	—	—	738,048
	RSUs	3/8/2023	—	—	—	—	—	—	6,018	—	—	369,024
	Stock Options	3/8/2023	—	—	—	—	—	—	—	16,268	61.32	356,269
Olivier Biebuyck	ESAB Incentive Plan	—	196,875	393,750	984,375	—	—	—	—	—	—	—
	PRSUs	3/8/2023	—	—	—	4,223	8,446	16,892	—	—	—	517,909
	RSUs	2/1/2023	—	—	—	—	—	—	3,696	—	—	217,103
	RSUs	3/8/2023	—	—	—	—	—	—	4,223	—	—	258,954
	Stock Options	3/8/2023	—	—	—	—	—	—	—	11,416	61.32	250,010
Curtis E. Jewell	ESAB Incentive Plan	—	163,800	327,600	819,000	—	—	—	—	—	—	—
	PRSUs	3/8/2023	—	—	—	2,851	5,702	11,404	—	—	—	349,647
	RSUs	3/8/2023	—	—	—	—	—	—	2,851	—	—	174,823
	Stock Options	3/8/2023	—	—	—	—	—	—	—	7,706	61.32	168,761
Eleanor L. Lukens	ESAB Incentive Plan	—	168,000	336,000	840,000	—	—	—	—	—	—	—
	PRSUs	3/8/2023	—	—	—	3,062	6,124	12,248	—	—	—	375,524
	RSUs	1/23/2023	—	—	—	—	—	—	12,716	—	—	702,940
	RSUs	3/8/2023	—	—	—	—	—	—	3,062	—	—	187,762
	Stock Options	3/8/2023	—	—	—	—	—	—	—	8,277	61.32	181,266
(1)Amounts represent the range of potential cash payouts for the 2023 performance period under the EIP. For a discussion of the performance metrics and actual results and payouts under the EIP for fiscal 2023, see the Compensation Discussion and Analysis and
the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above, respectively.
(2)Amounts represent potential shares issuable under PRSU awards. The PRSUs cliff-vest at the end of a three-year performance period upon certification by the Compensation and Human Capital Management Committee based on the performance level that has been met.
(3)Amounts represent annual and, for Mr. Biebuyck and Ms. Lukens, retention awards of RSUs. The RSUs vest in three equal annual installments beginning on the first anniversary of the grant date. Mr. Biebuyck received an award of RSUs on February 1, 2023 in conjunction with his appointment as the President of ESAB's Fabrication Technology platform. Ms. Lukens received an award of RSUs on January 23, 2023 upon joining ESAB.
(4)Amounts represent stock option awards that vest ratably over three years, beginning on the first anniversary of the grant date, based on continued service.

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2024 Proxy Statement
(5)The amounts shown in this column represent the full grant date fair value of grants made to each NEO, as computed in accordance with FASB ASC Topic 718. For the PRSU and RSU awards granted on March 8, 2023, the grant date fair value is calculated using a fair market value of $61.32. For stock options granted on March 8, 2023, the Black-Scholes value of $21.90 was used to calculate the grant date fair value. The PRSUs granted to all NEOs on March 8, 2023 are valued based upon the probable outcome of the performance conditions associated with these awards as of the grant date and such calculation is consistent with the estimate of aggregate compensation cost recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures.

55
2024 Proxy Statement
Outstanding Equity Awards at 2023 Fiscal Year-End
The following table shows, as of December 31, 2023, the number of outstanding stock options, PRSU awards and RSU awards held by our NEOs.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Shyam P. Kambeyanda	—	49,658	61.32	3/7/2030	—	—	—	—
	6,384	12,769	51.96	2/16/2029	—	—	—	—
	12,356	24,714	47.34	5/11/2029	—	—	—	—
	12,360	6,179	55.96	2/21/2028	—	—	—	—
	24,888	—	46.94	2/23/2027	—	—	—	—
	59,404	—	33.49	2/24/2026	—	—	—	—
	46,562	—	41.63	3/7/2025	—	—	—	—
	—	—	—	—	86,371	7,481,456	—	—
	—	—	—	—	—	—	91,578	7,932,486
Kevin J. Johnson	—	16,268	61.32	3/7/2030	—	—	—	—
	4,384	2,191	55.96	2/21/2028	—	—	—	—
	5,302	10,605	47.34	5/11/2029	—	—	—	—
	7,300	—	46.94	2/23/2027	—	—	—	—
	9,139	—	33.49	2/24/2026	—	—	—	—
	5,044	—	41.63	3/7/2025	—	—	—	—
	—	—	—	—	24,790	2,147,310	—	—
	—	—	—	—	—	—	22,894	1,983,078
Olivier Biebuyck	—	11,416	61.32	3/7/2030	—	—	—	—
	2,837	5,674	47.34	5/11/2029	—	—	—	—
	4,961	2,479	55.96	2/21/2028	—	—	—	—
	8,826	—	46.94	2/23/2027	—	—	—	—
	—	—	—	—	21,820	1,890,048	—	—
	—	—	—	—	—	—	14,256	1,234,855
Curtis E. Jewell	—	7,706	61.32	3/7/2030	—	—	—	—
	2,328	4,657	47.34	5/11/2029	—	—	—	—
	3,263	1,631	55.96	2/21/2028	—	—	—	—
	6,570	—	46.94	2/23/2027	—	—	—	—
	3,960	—	33.49	2/24/2026	—	—	—	—
	5,044	—	41.63	3/7/2025	—	—	—	—
	—	—	—	—	13,193	1,142,778	—	—
	—	—	—	—	—	—	10,470	906,911
Eleanor L. Lukens	—	8,277	61.32	3/7/2030	—	—	—	—
	—	—	—	—	15,778	1,366,690	—	—
	—	—	—	—	—	—	6,124	530,461
(1)The vesting date of unvested stock option awards is set forth beside each option expiration date in the following chart.  Note that the vesting date provided reflects when the options fully vest.  Stock option awards vest ratably over three years beginning on the first anniversary of the grant date. Stock option awards with an April 5, 2022 grant date were Enovis stock options granted to our NEOs prior to the Separation that were converted into ESAB stock options of comparable value upon the Separation.

56
2024 Proxy Statement

Option Grant Date	Option Expiration Date	Option Full Vesting Date (options vest over three year period except as noted above)
3/8/2023	3/7/2030	3/8/2026
5/12/2022	5/11/2029	5/12/2025
4/5/2022	2/16/2029	2/17/2025
4/5/2022	2/21/2028	2/22/2024
4/5/2022	2/23/2027	2/24/2023
4/5/2022	2/24/2026	4/5/2022
4/5/2022	3/7/2025	4/5/2022
4/5/2022	2/12/2024	4/5/2022
4/5/2022	2/14/2023	4/5/2022
(2)For Mr. Kambeyanda the amounts represent (i) 18,370 RSUs awarded on March 8, 2023 that vest ratably over three years, beginning on March 8, 2024, (ii) 22,773 RSUs awarded as a retention grant on May 12, 2022 that vests ratably over three years, beginning on
May 12, 2023, (iii) 12,652 RSUs awarded as a promotion grant on May 12, 2022 that vest ratably over three years, beginning on May
12, 2023, (iv) 32,389 RSUs awarded as a founders grant on May 12, 2022 that vest ratably over three years, beginning on May 12,
2025, (v) 7,237 RSUs awarded on February 17, 2022 that vest ratably over three years, beginning on February 17, 2023, (vi) 5,019
RSUs awarded on February 22, 2021 that vest ratably over three years, beginning on February 22, 2022, (vii) 9,319 RSUs awarded as a retention grant on March 5, 2021 that vest ratably over three years, beginning on March 5, 2022. For Mr. Johnson the amounts represent (i) 6,018 RSUs awarded on March 8, 2023 that vest ratably over three years, beginning on March 8, 2024, (ii) 5,429 RSUs awarded as a promotion grant on May 12, 2022 that vest ratably over three years, beginning on May 12, 2023, (iii) 10,840 RSUs awarded as a founders grant on May 12, 2022 that vest ratably over three years, beginning on May 12, 2025, (iv) 5,133 RSUs awarded on February 17, 2022 that vest ratably over three years, beginning on February 17, 2023, and (v) 1,779 RSUs awarded on February
22, 2021 that vest ratably over three years, beginning on February 22, 2022. For Mr. Biebuyck the amounts represent (i) 4,223 RSUs awarded on March 8, 2023 that vest ratably over three years, beginning on March 8, 2024, (ii) 2,905 RSUs awarded as a promotion grant on May 12, 2022 that vest ratably over three years, beginning on May 12, 2023, (iii) 7,085 RSUs awarded as a founders grant on
May 12, 2022 that vest ratably over three years, beginning on May 12, 2025, (iv) 5,808 RSUs awarded on February 17, 2022 that vest ratably over three years, beginning on February 17, 2023, and (v) 2,014 RSUs awarded on February 22, 2021 that vest ratably over three years, beginning on February 22, 2022. For Mr. Jewell the amounts represent (i) 2,851 RSUs awarded on March 8, 2023 that vest ratably over three years, beginning on March 8, 2024, (ii) 2,384 RSUs awarded as a promotion grant on May 12, 2022 that vest ratably over three years, beginning on May 12, 2023, (iii) 5,466 RSUs awarded as a founders grant on May 12, 2022 that vest ratably over three years, beginning on May 12, 2025, (iv) 3,935 RSUs awarded on February 17, 2022 that vest ratably over three years, beginning on February 17, 2023, and (v) 1,324 RSUs awarded on February 22, 2021 that vest ratably over three years, beginning on
February 22, 2022. For Ms. Lukens the amounts represent (i) 3,062 RSUs awarded on March 8, 2023 that vest ratably over three years, beginning on March 8, 2024 and (ii) 12,716 RSUs awarded as a new hire grant on January 23, 2023 that vest ratable over three years, beginning on January 23, 2024.
(3)The amounts shown in this column represent the market value of the unvested restricted stock units based on the closing price of
ESAB’s common stock on December 29, 2023, which was $86.62 per share, multiplied by the number of units, respectively, for each unvested award.
(4)The amounts shown in this column reflect unearned PRSUs as of December 31, 2023.  If earned, these PRSUs are then subject to an additional service-based vesting period.  The amounts shown in this column reflect awards made in 2023 and show the target amount of PRSUs that may be earned at the end of the performance period upon certification by the ESAB Compensation and Human Capital
Management Committee.  The amounts would cliff vest at the end of the three-year performance period, if earned. The PRSUs granted in 2023 are reported at target performance.  These amounts are reflected in the “Grants of Plan-Based Awards for 2023” table above under the column “Estimated Future Payouts Under Equity Incentive Plan Awards”.
(5)The amounts shown in this column represent the market value of the unearned PRSUs based on the closing price of ESAB’s common stock on December 29, 2023, which was $86.62 per share, multiplied by the threshold number of units, respectively, for each unvested and unearned performance stock award.

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2024 Proxy Statement

Option Exercises and Stock Vested
The following table provides information regarding the vesting of earned PRSUs and RSUs and option exercises during
2023. The number of shares acquired upon exercise or vesting and the value realized before payment of any taxes and broker commissions is reflected below. Value realized represents the product of the number of shares received upon exercise or vesting, as applicable, and the closing market price of our common stock on the exercise or vesting date, less the exercise price for options.
Option Exercises and Stock Vested During Fiscal 2023

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Shyam P. Kambeyanda	6,702	1,060,475	25,043	3,140,789
Kevin J. Johnson	1,238	130,427	3,828	366,442
Olivier Biebuyck	2,085	300,855	3,010	345,953
Curtis E. Jewell	—	—	2,144	249,570
Eleanor L. Lukens	—	—	—	—

Nonqualified Deferred Compensation
Effective January 1, 2022, ESAB established The ESAB Group, Inc. Nonqualified Deferred Compensation Plan (the “ESAB
NQDC Plan”) to provide certain select members of management and other highly compensated employees with an opportunity to defer a stated percentage of their base compensation or their bonus compensation without regard to the compensation limits imposed by the Internal Revenue Code for ESAB’s 401(k) plan.
The ESAB NQDC Plan allows participants to defer up to 50% of their base salaries and up to 75% of their bonus compensation.  In addition, ESAB may match all excess deferrals by participants and/or provide a company contribution.
These company contributions vest as determined by ESAB.  Deferrals under the ESAB NQDC Plan are notionally invested among a number of different mutual funds, insurance company separate accounts, indexed rates or other measurement funds, which are selected periodically by the plan administrator.  Each participant can allocate his or her deferrals among these notional fund investment options and may change elections by making a change of election with the plan administrator.
Simultaneously with the participant’s election to defer amounts under the ESAB NQDC Plan, the participant must elect the time and form of payment for the deferred amounts, which may generally be either a lump sum distribution or in quarterly installments payable over a period of two to ten years following a specified date (that must be at least one year following the end of the year to which the participant’s deferral election relates) or at least six months following the participant’s separation from service.  Limited changes to deferral elections are permitted in accordance with the terms of the ESAB NQDC Plan.

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2024 Proxy Statement
Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Shyam P. Kambeyanda	—	—	18,699	—	561,840
Kevin J. Johnson	—	—	35,401	—	1,370,145
Olivier Biebuyck	64,414	41,343	14,882	—	593,163
Curtis E. Jewell	31,419	32,521	3,789	—	201,250
Eleanor L. Lukens	4,892	7,339	385	—	13,130
(1)With respect to each applicable NEO, amounts represent deferred salary and deferred bonus amounts that are reported in the
Summary Compensation Table above under the applicable column.
(2)All amounts reported in this column for each applicable NEO are reported in the “All Other Compensation” column of the Summary
Compensation Table above.
(3)No amounts reported in this column for each applicable NEO are reported in the Summary Compensation Table above.

Potential Payments Upon Termination or Change in Control
The information below describes relevant letter agreements, change in control agreements, severance plan and equity plan provisions for payments upon termination or a change in control and sets forth the amount of compensation that could have been received by each of the NEOs in the event such executive’s employment had terminated as of December 31, 2023 under the various applicable triggering events described below.  The benefits discussed below are in addition to those generally available to all salaried employees, such as distributions under our 401(k) plan, health care benefits and disability benefits or vested amounts payable under the ESAB NQDC Plan described above.  In addition, these benefits do not take into account any arrangements that we may provide in connection with an actual separation from service or a change in control.  Due to the number of different factors that affect the nature and amount of any benefits provided in connection with these events, actual amounts payable to any of the NEOs should a separation from service or change-in-control occur during the year will likely differ, perhaps significantly, from the amounts reported below. Factors that could affect such amounts include the timing during the year of the triggering event, ESAB’s stock price, and the target amounts payable under annual and long-term incentive arrangements that are in place at the time of the event.
Mr. Kambeyanda’s Employment Agreement
Pursuant to the terms of his employment agreement with the Company, Mr. Kambeyanda is entitled to the following severance payments or benefits in the event his employment is terminated by us without “cause” or he resigns for “good reason:”
■continued payment of his base salary then in effect for 24 months following termination;
■an amount equal to 200% of his target annual incentive bonus for the year of termination paid in equal installments over the 24 months following termination;
■pro rata portion of his annual bonus that would have been earned based on actual performance for the year of termination; and
■COBRA coverage for 24 months or until he becomes eligible for coverage by another company or is no longer eligible for COBRA.
Mr. Kambeyanda’s right to these severance payments and benefits is conditioned on his execution and non-revocation of a waiver and release agreement in favor of the Company. In addition, the employment agreement contains standard confidentiality covenants, non-disparagement covenants, non-competition covenants and non-solicitation covenants.

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2024 Proxy Statement
In the event that all or any portion of any payment or benefit to Mr. Kambeyanda pursuant to his employment agreement or otherwise constitutes excess parachute payments under Section 280G of the Internal Revenue Code such that such payment or benefit would trigger the excise tax provisions of the Internal Revenue Code, such amounts are to be reduced so that the excise tax provisions are not triggered, but only upon determination that the after-tax value of the termination benefits calculated with the restriction described above exceed the value of those calculated without such restriction.
Mr. Kambeyanda’s agreement further provides that ESAB is entitled to recover any compensation paid to Mr. Kambeyanda which is subject to recovery under applicable law or regulation or under the Company’s clawback policy.
For purposes of Mr. Kambeyanda’s employment agreement, the below terms generally have the following meanings:
■“cause” means:
–an intentional act of fraud, embezzlement or theft in connection with his employment by the Company or any subsidiary;
–intentional wrongful damage to property of the Company or its subsidiaries;
–intentional wrongful disclosure of secret processes or confidential information of the Company or its subsidiaries;
–conviction of a criminal offense;
–intentional wrongful engagement in any competitive activity which would constitute a material breach of the duty of loyalty;
–any such act is materially harmful to the Company and its subsidiaries taken as a whole; or
–substantial and repeated failure to perform his material duties after demand from the Company.
■“good reason” means:
–a material diminution in Mr. Kambeyanda’s title, reporting relationships, duties, status, role, authority or responsibilities;
–removal of Mr. Kambeyanda from the position of Chief Executive Officer of the Company;
–the relocation of Mr. Kambeyanda’s principal office by more than 50 miles from its current location in North
Bethesda, Maryland;
–failure of the Company to assign or for any successor to assume the obligations of the Company under the employment agreement; or
–a breach of a material provision of the employment agreement by the Company, in each case, provided that the Company fails to cure the act constituting “good reason” upon notice.
Change in Control Agreements
The Company is party to a change in control agreement with each of its executive officers (the “Change in Control
Agreements”). The Change in Control Agreements supersede and replace any prior agreement between ESAB and each executive officer with respect to a change in control (as such term is defined in the Change in Control Agreement) of ESAB, except to the extent such executive officer has an offer letter or other employment agreement with ESAB, in which case the agreement with terms more favorable to the executive officer will control.
Pursuant to the terms of the Change in Control Agreements with each of Messrs. Kambeyanda, Johnson, Biebuyck and
Jewell and Ms. Lukens, in the event of a change in control, the executive will continue to be paid an annual base salary at a rate not less than such executive’s current fixed or base compensation and will be given a bona fide opportunity to earn his or her annual cash bonus opportunity for the year. In the event the executive’s employment is terminated by us without
“cause” or he or she resigns for “good reason” (each as described below) during the two year period following, or the three month period preceding, a change in control, such executive is entitled to a lump sum payment equal to the sum of: (i) two times the executive’s base salary, plus (ii) two times his or her target annual cash bonus opportunity for the year.  Any outstanding long-term equity incentive awards held by the executive officer will continue to be treated in accordance with the terms and conditions of the award agreements and plans pursuant to which such awards were granted.

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2024 Proxy Statement
Each executive’s right to the severance payments is conditioned upon the executive’s execution and non-revocation of a general release of claims in favor of ESAB. In addition, each Change in Control Agreement contains standard confidentiality covenants, non-disparagement covenants, non-competition covenants and non-solicitation covenants.
In the event that any payment or benefit under the Change in Control Agreements would constitute a “parachute payment”
within the meaning of Section 280G of the Internal Revenue Code and would have the effect of decreasing the after-tax amounts received by the executive, the executive has the right to reduce or eliminate any such payment or benefit to avoid having the payment or benefit being deemed a parachute payment.
For purposes of the Change in Control Agreements, the following terms have the following meanings:
■“cause” means that, prior to any termination, the executive committed:
–an intentional act of fraud, embezzlement or theft in connection with his or her employment by the
Company or any subsidiary;
–intentional wrongful damage to property of the Company or its subsidiaries;
–intentional wrongful disclosure of secret processes or confidential information of the Company or its subsidiaries;
–conviction of a criminal offense; or
–intentional wrongful engagement in any competitive activity which would constitute a material breach of the duty of loyalty
and any such act is materially harmful to the Company and its subsidiaries taken as a whole.
■“change in control” means any of the following:
–the acquisition by any person of beneficial ownership of more than 50% of the then-outstanding common stock of the Company or the combined voting power of the then-outstanding voting securities of the
Company, subject to certain exceptions;
–individuals who constitute the Board as of the date of the change in control agreement (together with any new directors approved by the vote of at least a majority of the directors comprising the Board as of the date of the change in control agreement or subsequently approved) cease for any reason (other than death or disability) to constitute at least a majority of the Board;
–the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, subject to certain exceptions; or
–approval by the Company’s stockholders of a complete liquidation or dissolution of the Company.
■“good reason” means:
–failure to maintain the executive in the positions with the Company or its subsidiaries which the executive held immediately prior to the change in control or the removal of the executive as a director of the
Company, if applicable;
–a material reduction in the nature or scope of responsibilities or duties attached to the positions the executive held with ESAB and its subsidiaries immediately prior to the change in control, a material reduction in the executive’s base salary and annual cash bonus opportunity or the termination or material modification of the material employee benefits available to the executive immediately prior to the change in control;
–the liquidation, dissolution, merger, consolidation or reorganization of the Company or a transfer or all or a significant portion of its business and/or assets, unless the successor has assumed all of the Company’s duties and obligations under the Change in Control Agreement;
–the Company relocates its principal executive offices, or the Company or any subsidiary requires the executive to have his or her principal location of work changed, to any location more than 50 miles from the location immediately prior to the change in control or the Company or its subsidiaries require the executive to travel significantly more than was required prior to the change in control; or
–any material breach of the Change in Control Agreement by the Company or any successor.

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2024 Proxy Statement
Executive Officer Severance Plan
Following the Separation, ESAB adopted the ESAB Corporation Executive Officer Severance Plan, which provides severance benefits upon termination without cause or for good reason for ESAB executive officers who are not otherwise contractually entitled to severance payments or benefits pursuant to a separate agreement with ESAB.  Messrs. Johnson,
Biebuyck, and Jewell and Ms. Lukens are participants in ESAB’s Executive Officer Severance Plan.  The Executive Officer
Severance Plan does not provide for enhanced severance in connection with a change in control. Severance provided in the event of termination without “cause” or for “good reason” (as each such term is defined in the plan) is in the form of a lump sum payment equal to one times the executive’s base salary in effect and a pro rata payment of his or her target annual incentive compensation for the year of termination.  The Executive Officer Severance Plan does not provide for any additional change in control benefits beyond those set forth in the Change in Control Agreements described above.
Equity Awards
For awards granted under the ESAB Corporation 2022 Omnibus Incentive Plan, the vesting of outstanding equity awards, other than performance-based awards, accelerates in full upon the death or total and permanent disability of the grantee or, unless assumed or substituted by the entity resulting from a business combination, upon a “change in control” (as defined below).  The vesting of the outstanding PRSUs accelerates in full upon the death or total and permanent disability of the grantee only if and when the performance criteria for such award are achieved as of the end of the performance period upon certification of the same by ESAB’s Compensation and Human Capital Management Committee, or immediately if the performance period has already ended and ESAB’s Compensation and Human Capital Management Committee has
certified that the performance criteria have been achieved.  The outstanding PRSUs will be deemed to have been earned at the greater of target level and the actual level of performance as of the date immediately prior to the “change in control,” and shares of stock subject to the PRSUs will be delivered immediately prior to the change in control, unless assumed or substituted by the entity resulting from a business combination. While these benefits are available to all of our equity plan participants equally, pursuant to SEC requirements, we have included these acceleration benefits in the table below.  In addition, in the event of termination of service other than for death, disability or cause, any stock option awards will remain exercisable to the extent vested for 90 days after termination of service.
A “change in control” under the 2022 Omnibus Incentive Plan for equity awards is generally defined as the occurrence of any of the following:
■the acquisition by any person of beneficial ownership of more than fifty percent (50%) of either the then-
outstanding shares of ESAB common stock or the combined voting power of the then-outstanding voting securities of ESAB, subject to certain exceptions;
■incumbent directors no longer constituting a majority of the board of directors of ESAB;
■consummation of a reorganization, merger, consolidation or sale of ESAB or other disposition of all or substantially all of ESAB’s assets (unless, following such business combination, certain thresholds regarding stock ownership and board composition are met); or
■approval of a complete liquidation or dissolution of ESAB by its stockholders.
Estimate of Payments
The following table provides information related to compensation payable to each NEO assuming termination of such executive’s employment on December 31, 2023, or assuming a change of control or corporate transaction with corresponding qualifying termination occurred on December 31, 2023.  Amounts also assume the price of ESAB’s common stock was $86.62, the closing price on December 29, 2023, the last trading day of the 2023 fiscal year.

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2024 Proxy Statement
Potential Payments Upon Termination or Change of
Control

Executive	Shyam P. Kambeyanda	Kevin J. Johnson	Olivier Biebuyck	Curtis E. Jewell	Eleanor L. Lukens
Employment Agreement/Severance Plan Benefits:
Termination without “cause” or “good reason”
Payment Over 24 Months/Lump Sum Payment(1)	4,576,000	618,800	525,000	468,000	480,000
Pro Rata Incentive Compensation(2)	1,248,000	464,100	393,750	327,600	336,000
Termination in connection with a “change of control”
Lump Sum Payment	4,576,000	2,165,800	1,837,500	1,591,200	1,632,000
Accelerated Stock Options(3)	—	—	—	—	—
Accelerated PRSUs(2)(4)	7,932,486	1,983,078	272,605	223,715	—
Accelerated RSUs(5)	7,481,456	2,147,310	1,234,855	906,911	530,461
ESAB NQDC Plan(6)	561,840	1,370,145	1,890,048	1,142,778	1,366,690
(1)For Mr. Kambeyanda, the amount is paid over 24 months following termination. For the other NEOs, the amount is paid as a lump sum.
(2)Assumes achievement at target.
(3)Stock options accelerate upon death, disability, and a change of control of ESAB pursuant to the terms of the awards, as further described above under “Potential Payments Upon Termination or Change in Control of ESAB—Equity Awards.”  The amounts in the table assume full vesting.
(4)Pursuant to the terms of the PRSU awards, outstanding PRSUs will be deemed to have been earned at the greater of target level and the actual level of performance as of the date immediately prior to the “change in control,” and shares of stock subject to the
PRSUs will be delivered immediately prior to the change in control, unless assumed or substituted by the entity resulting from a business combination.  See “Potential Payments Upon Termination or Change in Control of ESAB—Equity Awards.”
(5)RSUs accelerate upon death, disability and a change of control of ESAB pursuant to the terms of the awards, as further described above under “Potential Payments Upon Termination or Change in Control of ESAB—Equity Awards.”  The amounts in the table assume full vesting.
(6)Amounts represent the aggregate balance of the NEO’s ESAB NQDC Plan account as of December 31, 2023.  Amounts disclosed under “Termination in connection with a ‘change of control’” assume that the aggregate balance of each NEO’s ESAB NQDC Plan account was paid out in connection with a change in control of ESAB.  For more details on this plan, see “Nonqualified Deferred
Compensation” above.

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2024 Proxy Statement
■CEO PAY RATIO DISCLOSURE
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of
Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median compensated associate and the annual total compensation of Mr. Kambeyanda, our President and Chief Executive
Officer. The pay ratio included in this section is a reasonable estimate calculated in a matter consistent with Item 402(u) of
Regulation S-K.
For 2023:
■the annual total compensation of the median compensated of all of our employees (other than our CEO) was
$41,295; and
■the annual total compensation of Mr. Kambeyanda, as presented in the Summary Compensation Table, was
$7,906,336.

Based on this information, for 2023 the ratio of the annual total compensation of Mr. Kambeyanda, our Chief
Executive Officer, to the annual total compensation of our median compensated employee was 191.5 to one.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
To identify our median compensated employee, as well as to determine the annual total compensation of this “median employee”:
■We determined that, as of December 31, 2023, our employee population consisted of approximately 8,792 persons, of whom approximately 1,230 were employed in the United States and approximately 7,562 were employed outside the United States, based on our payroll records;
■We selected December 31, 2023 as the date upon which we would identify the “median employee”;
■We annualized the compensation of associates employed by us for less than a full fiscal year;
■Based on payroll data for all employees aside from those noted as excluded above, we used annualized base salary or base pay rate to identify our median employee, who was a full-time, hourly associate in Czechia; and
■Once the median employee was identified, we calculated the elements of this employee’s compensation for 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-X, resulting in annual total compensation of $41,295 based on the exchange rate in effect as of December 31, 2023.

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2024 Proxy Statement
■PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of the Company. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to
“Compensation Discussion and Analysis – Our Executive Compensation Program.”

Year (a)	Summary Compensation Table Total for PEO ($)(1) (b)	Compensation Actually Paid to PEO ($)(2) (c)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3) (d)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4) (e)	Value of Initial Fixed $100 Investment Based On:		Net Income ($)(7) (h)	Adjusted EBITDA Percentage (8) (i)
					Total Shareholder Return ($)(5) (f)	Peer Group Total Shareholder Return ($)(6) (g)
2023	7,906,336	17,989,527	2,434,263	4,211,247	194.36	129.29	205,285,000	18.4%
2022	9,508,798	9,392,125	2,586,988	2,559,862	104.93	98.37	223,747,000	16.8%
(1)The dollar amount reported in column (b) is the amount reported for Shyam P. Kambeyanda (the Company’s Chief Executive
Officer) for 2023 and 2022 in the “Total” column in our Summary Compensation Table. Refer to the Summary Compensation
Table.
(2)The dollar amount reported in column (c) represents the amount of “compensation actually paid” to Mr. Kambeyanda, as computed in accordance with Item 402(v) of Regulation S-K and does not reflect the total compensation actually realized or received by Mr. Kambeyanda.  In accordance with Item 402(v), these amounts reflect “Total Compensation” as set forth in the
Summary Compensation Table for 2023 and 2022, adjusted as shown below.  Equity values are calculated in accordance with
FASB ASC Topic 718, using valuation assumptions and methodologies consistent with those used for grant-date values.

Compensation Actually Paid to PEO	2023	2022
Summary Compensation Table Total	$7,906,336	$9,508,798
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	4,466,855	6,728,131
Less, Change in Pension Value reported in Summary Compensation Table	—	—
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	6,974,819	6,472,566
Plus, fair value as of vesting date of equity awards granted and vested in the year	—	—
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	6,893,881	113,246
Plus (less), year over year change in fair value of equity awards granted in prior years that vested in the year	661,468	11,436
Plus, value of dividends or other earnings paid on stock awards not otherwise reflected in fair value or total compensation	19,879	14,210
Less, prior year-end fair value for any equity awards forfeited in the year	—	—
Plus, pension service cost for services rendered during the year	—	—
Compensation Actually Paid to Shyam P. Kambeyanda	$17,989,527	$9,392,125
(3)The dollar amount reported in column (d) represents the average of the amounts reported for the Company’s NEOs as a group
(excluding Mr. Kambeyanda) in the “Total” column of the Summary Compensation Table for 2023 and 2022. The names of each of the NEOs included for these purposes are Kevin J. Johnson, Olivier Biebuyck, Curtis E. Jewell and Eleanor Lukens.
(4)The dollar amount reported in column (e) represents the average amount of “compensation actually paid” to the NEOs as a group
(excluding Mr. Kambeyanda), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with these rules, this amount reflects “Total Compensation” as set forth in the Summary Compensation Table for 2023 and 2022, adjusted as shown

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2024 Proxy Statement
below. Equity values are calculated in accordance with FASB ASC Topic 718, using valuation assumptions and methodologies consistent with those used for grant-date values.

Average Compensation Actually Paid to Non-PEO NEOs	2023	2022
Average Summary Compensation Table Total	$2,434,263	$2,586,988
Less, average value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	1,212,010	1,249,699
Less, average Change in Pension Value reported in Summary Compensation Table	—	—
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	1,887,523	1,212,260
Plus, average fair value as of vesting date of equity awards granted and vested in the year	—	—
Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	1,001,067	14,352
Plus (less), average year over year change in fair value of equity awards granted in prior years that vested in the year	96,340	(6,876)
Plus, value of dividends or other earnings paid on stock awards not otherwise reflected in fair value or total compensation	4,064	2,836
Less, prior year-end fair value for any equity awards forfeited in the year	—	—
Plus, average pension service cost for services rendered during the year	—	—
Average Compensation Actually Paid to Non-PEO NEOs	$4,211,247	$2,559,862
(5)Total Shareholder Return (“TSR”) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period,  by (b) the Company’s share price at the beginning of the measurement period.  The beginning of the 2022 measurement period for the table is April 5, 2022, the date our common stock commenced regular-way trading on the New York Stock Exchange.
(6)The peer group used for this purpose is the S&P 400 Industrials Index consistent with that presented in our Annual Report on
Form 10-K under Item 201(e) of Regulation S-K.
(7)The dollar amount reported represents the amount of net income attributable to ESAB Corporation reflected in the Company’s audited financial statements for the applicable year.
(8)Adjusted EBITDA percentage, the Company-Selected Measure, represents the most important financial measure used to link performance to pay in 2023 and 2022.  Adjusted EBITDA percentage is a non-GAAP performance measure and is the ratio between Adjusted EBITDA and net sales. Adjusted EBITDA is measured by comparing Adjusted EBITDA excluding any unbudgeted 2023 and 2022 acquisitions to the 2023 and 2022 Adjusted EBITDA targets at actual foreign exchange rates and is defined as U.S. GAAP net income from continuing operations plus net interest expense, income taxes and acquisition-
amortization and other related charges, separation costs, restructuring costs per company policy, non-cash asset impairments including goodwill and intangibles, unbudgeted acquisition and divestiture costs, foreign currency exchange gains or losses arising from initial recognition of a highly inflationary currency, pension curtailment costs, effects from changes in U.S. GAAP or other unplanned or nonrecurring items that the Compensation and Human Capital Management Committee considers unusual and not representative of the underlying economic performance of the Company, with budgeted results for any divested/
discontinued entities added to actual results in determining 2023 and 2022 performance. 2023 and 2022 Adjusted EBITDA also excludes Russia for Fiscal Year 2023 and from April 2, 2022 to December 31, 2022 for Fiscal Year 2022.
Description of Certain Relationships between Information Presented in the Pay versus
Performance Table
As described in more detail in “Compensation Discussion & Analysis – Our Executive Compensation Program,” the
Company’s executive compensation program reflects a variable, pay-for-performance philosophy.  While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table.  Moreover, the Company seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year.  In accordance with SEC rules, the Company

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2024 Proxy Statement
is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid (“CAP”), Cumulative TSR and Peer Group TSR

Compensation Actually Paid vs. TSR*
Total Shareholder Return (Growth of $100 Invested)
$200
$100
Compensation Actually Paid ($ millions)
$20
$10
$0
$18.0
$194
$9.4
$105
$129
$98
$2.6
$4.2
Apr 5 2022
Dec 31 2022
Dec 31 2023
PEO CAP
Non-PEO Average CAP
ESAB TSR
Peer Group TSR

*The graph tracks the performance of a $100 investment, assuming reinvestment of dividends, in our common stock and in each index from April 5, 2022, the date our common stock commenced regular-
way trading on the New York Stock Exchange, to December 31, 2023.

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2024 Proxy Statement
Compensation Actually Paid and Net Income

Compensation Actually Paid vs. Net Income
$400.0
$200.0
$0.0
Net Income ($ millions)
$20.0
$10.0
$0.0
Compensation Actually Paid ($ millions)
$18.0
$223.7
$205.3
$9.4
$2.6
$4.2
Apr 5 2022
Dec 31 2022
Dec 31 2023
PEO CAP
Non-PEO Average CAP
Net Income

Compensation Actually Paid and Adjusted EBITDA Percentage

Compensation Actually Paid vs. Adjusted EBITDA Percentage
Adjusted EBITDA Percentage
Compensation Actually Paid ($ millions)
30%
20%
10%
0%
$20.0
$10.0
$0.0
16.8%
18.4%
$9.4
$2.6
$18.0
$4.2
Apr 5 2022
Dec 31 2022
Dec 31 2023
PEO CAP
Non-PEO Average CAP
Adjusted EBITDA Percentage

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2024 Proxy Statement
Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis – Our Executive Compensation Program,” the
Company’s executive compensation program reflects a variable, pay-for-performance philosophy. We believe that our compensation programs motivate performance-driven leadership that is aligned to achieve our financial and strategic objectives with the intention to deliver superior long-term returns to our stockholders. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the
Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
■Adjusted EBITDA Percentage
■Working Capital Turns
■Adjusted Net Sales
■Adjusted Free Cashflow

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2024 Proxy Statement
■EQUITY COMPENSATION PLAN
INFORMATION
The following table summarizes ESAB Corporation’s equity plan information as of December 31, 2023:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants, and rights (a)		Weighted-average exercise price of outstanding options, warrants, and rights (b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by Company stockholders	1,416,935		$69.69	3,800,931
Stock options	615,397		$69.69	—
Restricted stock units	413,216		—	—
Performance-based restricted stock units	388,322	(2)	—	—
Equity compensation plans not approved by Company stockholders	—		—	—
Total	1,416,935		$69.69	3,800,931
(1)The weighted average exercise price does not take into account the shares issuable upon outstanding RSUs and PRSUs vesting, which have no exercise price.
(2)This number assumes shares will be issued at the maximum vesting amount for outstanding PRSUs.

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2024 Proxy Statement
■DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our officers (as defined under Section 16(a) of the Exchange Act), directors and persons who own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Based on our records and other information, we believe that each of our officers, directors and certain beneficial owners of our common stock complied with all Section 16(a) filing requirements applicable to them during
2022 on a timely basis, except that the Form 4s related to the annual equity grants to our executive officers, Mr.
Kambeyanda, Mr. Johnson, Mr. Biebuyck, Ms. Lukens, Mr. Mlingo, Mr. Negro, Mr. Jewell and Ms. Campion, were filed late due to an administrative delay.

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2024 Proxy Statement
Proposal 3:Approval of Named Executive Officers’
Compensation, on a Non-Binding Advisory
Basis (“Say-on-Pay”)
We are asking our stockholders to cast an advisory vote at our Annual Meeting to approve the compensation of our named executive officers, as disclosed in this Proxy Statement. Pursuant to Section 14A of the Exchange Act, we are asking that you vote on the following advisory resolution:
“RESOLVED, that the 2023 compensation paid to the Company’s named executive officers, as disclosed pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Although the vote is non-binding, the Compensation and Human Capital Management Committee and the Board of Directors
value your opinion and will consider the outcome of the vote in establishing our compensation philosophy and making future compensation decisions. At the 2023 Annual Meeting of Stockholders, 97% of the votes cast supported our Say-on-Pay proposal.
At the 2023 Annual Meeting of Stockholders, a majority of our stockholders voted in favor of holding a Say-on-Pay vote every year. Accordingly, at this time, we intend to seek stockholder approval of our executive compensation program on an annual basis and thus expect the next such vote to occur at our 2025 Annual Meeting of Stockholders.
Why You Should Approve Our Executive Compensation
Program
As discussed in our Compensation Discussion and Analysis, we believe our compensation programs and practices are appropriate and effective in implementing our compensation philosophy, and our focus remains on linking compensation to performance while aligning the interests of management with those of our stockholders.
Vote Required
The affirmative vote of the holders of a majority of the votes cast is required to approve the advisory vote approving the compensation of our named executive officers.
Board Recommendation

The Board unanimously recommends that you vote “FOR” Proposal 3, which is the advisory approval of ESAB’s named executive officer compensation as disclosed in this Proxy Statement. We strongly urge stockholders to review our entire Compensation Discussion and Analysis and the accompanying tables, which provides complete information on the compensation awarded to the named executive officers and the reasoning supporting those awards.

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2024 Proxy Statement
■BENEFICIAL OWNERSHIP OF OUR
COMMON STOCK
The following table sets forth certain information as of March 18, 2024 (unless otherwise specified), with respect to the beneficial ownership of our common stock by each person who is known to own beneficially more than 5% of the outstanding shares of common stock, each person currently serving as a director, each nominee for director, each NEO (as listed below), and all directors and executive officers as a group. Unless otherwise indicated, to our knowledge, each person has sole dispositive and voting power over the shares in the table.

Name and address of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
5% Beneficial Owners
T. Rowe Price Investment Management, Inc.(1)	8,419,854	13.9%
T. Rowe Price Associates, Inc.(2)	6,242,773	10.3%
The Vanguard Group(3)	5,558,383	9.2%
BlackRock, Inc.(4)	4,764,151	7.9%

5% Beneficial Owner and Director
Mitchell P. Rales(5)	3,609,484	6.0%

Directors and Named Executive Officers
Shyam P. Kambeyanda(6)	275,590	*
Kevin J. Johnson(6)	56,753	*
Olivier Biebuyck(6)	34,271	*
Curtis E. Jewell(6)(7)	34,160	*
Eleanor L. Lukens(6)	6,218	*
Patrick W. Allender(6)(8)	105,977	*
Melissa Cummings(9)	11,458	*
Christopher M. Hix(9)	48,283	*
Rhonda L. Jordan(9)(10)	33,743	*
Robert S. Lutz(9)	14,420	*
Stephanie M. Phillipps(9)	12,941	*
Didier Teirlinck(9)	24,119	*
Rajiv Vinnakota(9)	23,444	*
All Directors and Executive Officers as a Group (16 persons)(6)(9)	4,319,605	7.2%
*Represents beneficial ownership of less than 1%.
(1)The amount shown and the following information is derived from a Schedule 13G/A filed February 14, 2024 by T. Rowe Price
Investment Management, Inc. (“Price Investment Management”), which sets forth Price Investment Management’s beneficial ownership as of December 31, 2023.  According to the Schedule 13G/A, Price Investment Management has sole voting power over
3,318,405 shares of common stock and sole dispositive power over 8,419,854 shares of common stock. The business address of Price
Investment Management is 101 E. Pratt Street, Baltimore, MD 21201.
(2)The amount shown and the following information is derived from a Schedule 13G/A filed February 12, 2024 by T. Rowe Price
Associates, Inc. (“Price Associates”), which set forth Price Associates’s beneficial ownership as of January 31, 2024. According to the

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2024 Proxy Statement
Schedule 13G/A, Price Associates has sole power to vote 6,058,506 shares of common stock and sole dispositive power over
6,242,773 shares of common stock. The business address of Price Associates is 100 E. Pratt Street, Baltimore, MD 21202.
(3)The amount shown and the following information is derived from a Schedule 13G/A filed February 13, 2024 by The Vanguard Group
(“Vanguard”), which sets forth Vanguard’s beneficial ownership as of December 30, 2023. According to the Schedule 13G/A, Vanguard
has shared voting power of 20,554 shares of common stock, sole dispositive power over 5,483,356 shares of common stock, and shared dispositive power over 75,027 shares of common stock. The business address of Vanguard is 100 Vanguard Blvd., Malvern,
PA 19355.
(4)The amount shown and the following information is derived from a Schedule 13G/A filed January 26, 2024 by BlackRock, Inc.
(“BlackRock”), which sets forth BlackRock’s beneficial ownership as of December 31, 2023. According to the Schedule 13G/A,
BlackRock has sole voting power over 4,620,985 shares of common stock and sole dispositive power over 4,764,151 shares of common stock. The business address of BlackRock is 50 Hudson Yards, New York, NY 10001.
(5)Includes 9,632 shares owned by Mr. Rales’s two minor children, 226,421 shares held by the Mitchell P. Rales Family Trust of which
Mr. Rales is trustee, 9,333 attributable to Mr. Rales’s spouse, 8,333 shares attributable to Mr. Rales's individual retirement account and
3,355,765 shares held by an investment partnership of which Mr. Rales is manager of the general partner. Mr. Rales has sole voting power and sole dispositive power with respect to 3,355,765 shares of common stock. Mr. Rales disclaims beneficial ownership of all shares held by his minor children, the Mitchell P. Rales Trust and his spouse except to the extent of his pecuniary interest therein.The business address of Mr. Rales is 11790 Glen Road, Potomac, MD 20854.
(6)Beneficial ownership by NEOs and our executive officers as a group includes shares that such individuals have the right to acquire upon the exercise of options that have vested or will vest within 60 days of March 18, 2024. The number of shares included in the table as beneficially owned that are subject to such options is as follows: Mr. Kambeyanda—203,426, Mr. Johnson—44,084, Mr. Biebuyck—
25,745, Mr. Jewell—27,692 and Ms. Lukens—2,759 and all of our current executive officers as a group—322,948.
(7)Includes 353.782 shares held in Mr. Jewell’s 401(k) account.
(8)Includes 30,318 shares owned by the JWA Irrevocable Trust #1,  8,690  shares held by the JWA Irrevocable Trust #2, 12,260 shares held by the JWA GRAT #1, 15,150 shares held by the JWA GRAT #2,  and 8,512 shares held by an irrevocable trust, of which Mr.
Allender is a trustee. Mr. Allender disclaims beneficial ownership of all shares held by the JWA irrevocable trusts, the JWA GRATs and the irrevocable trust except to the extent of his pecuniary interest therein.
(9)Beneficial ownership by directors (other than Mr. Rales and Mr. Kambeyanda) includes: (i) for Mr. Allender, 6,325 DRSUs that have vested or will vest within 60 days of March 18, 2024 and will be delivered following the conclusion of service of the Board and 22,707 shares that Mr. Allender has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2024; (ii) for Ms. Cummings, 2,857 DRSUs that have vested or will vest within 60 days of March 18, 2024 and will be delivered following the conclusion of service of the Board and 8,601 shares that Ms. Cummings has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2024; (iii) for Mr. Hix, 5,819 DRSUs that have vested or will vest within 60 days of March 18, 2024 and will be delivered following the conclusion of service of the Board and
8,601 shares that Mr. Hix has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2024; (iv) for Ms. Jordan, 2,704 DRSUs that have vested or will vest within 60 days of March 18, 2024 and will be delivered following the conclusion of service of the Board and 22,707 shares that Ms. Jordan has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2024; (v) for Mr. Lutz, 5,819 DRSUs that have vested or will vest within 60 days of March 18, 2024 and will be delivered following the conclusion of service of the Board and 8,601 shares that Mr. Lutz has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March
18, 2024; (vi) for Ms. Phillipps, 3,722 DRSUs that have vested or will vest within 60 days of March 18, 2024 and will be delivered following the conclusion of service of the Board and 8,601 shares that Ms. Phillipps the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2024; (vii) for Mr. Teirlinck, 5,666 DRSUs that have vested or will vest within 60 days of March 18, 2024 and will be delivered following the conclusion of service of the Board and 18,453 shares that
Mr. Teirlinck has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March
18, 2024; and (viii) for Mr. Vinnakota, 15,429 shares that Mr. Vinnakota has the right to acquire upon the exercise of director stock options that have vested or will vest within 60 days of March 18, 2024.
(10)Includes 6,003 shares held by a family trust, 2,037 shares held by Ms. Jordan’s spouse and 292 shares held in a trust account for her spouse.  Ms. Jordan disclaims beneficial ownership of all shares held in trust and by her spouse, except to the extent of her pecuniary interest therein.

74
2024 Proxy Statement
GENERAL MATTERS
Outstanding Stock and Voting Rights
The Board has fixed the close of business on March 18, 2023 (the “Record Date”) as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on that date will be entitled to vote. Proxies will be voted as specified in the stockholder’s proxy. In the absence of specific instructions, proxies will be voted in accordance with the Company’s recommendations and in the discretion of the proxy holders on any other matter which properly comes before the meeting or any adjournment or postponement thereof. The Board has selected Mitchell P.
Rales and Shyam P. Kambeyanda to act as proxies with full power of substitution.
Any stockholder of record giving a proxy has the power to revoke the proxy at any time before it is exercised by either
(i) delivering a written notice of revocation to ESAB Corporation at 909 Rose Avenue, 8th Floor, North Bethesda, Maryland
20852, Attn: Corporate Secretary, (ii) delivering prior to the Annual Meeting a properly executed and subsequently dated proxy, or (iii) virtually attending and voting at the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. A beneficial stockholder who owns common stock in street name, meaning through a bank, broker or other nominee, should contact that entity to revoke a previously given proxy.
The Company will bear the total expense of this solicitation, including reimbursement paid to brokerage firms and others for their expenses in forwarding material regarding the Annual Meeting to beneficial owners. Solicitation of proxies may be made personally or by mail, telephone, Internet, e-mail or facsimile by officers and other management employees of the
Company, who will receive no additional compensation for their services.
The holders of shares of the Company’s common stock are entitled to vote at the Annual Meeting. As of the Record Date,
60,424,421 shares of the Company’s common stock were outstanding. Each outstanding share of the Company’s common stock entitles the holder to one vote on all matters brought before the Annual Meeting.
A list of stockholders of record as of the Record Date will be available for inspection during ordinary business hours at our corporate headquarters located at 909 Rose Avenue, 8th Floor, North Bethesda, Maryland 20852, for 10 days prior to the date of our Annual Meeting. The list will also be available for inspection at the Annual Meeting.
The quorum necessary to conduct business at the Annual Meeting consists of a majority of voting stock of the Company’s stock outstanding on the Record Date and entitled to vote at the Annual Meeting, either present in person or by remote communication or represented by proxy. Abstentions and broker non-votes (described below) are counted for purposes of determining the presence or absence of a quorum. In accordance with the Company’s Amended and Restated Bylaws (the
“Bylaws”), a director nominee is elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election (with abstentions not counted as a vote cast either for or against that nominee’s election).
However, if the Secretary of the Company determines that the number of director nominees exceeds the number of directors to be elected as of the record date for the annual meeting, the directors will be elected by a plurality of the votes cast. If directors are to be elected by a plurality of the votes cast, stockholders are not permitted to vote against a nominee.
Pursuant to our Corporate Governance Guidelines, incumbent directors nominated for election by the Board are required to tender a conditional, irrevocable letter of resignation to the Board. In the event that a nominee for director does not receive the required vote for re-election at the Annual Meeting, the Board will promptly consider whether to accept or reject the conditional resignation of that nominee, or whether other action should be taken. The Board will then take action within 90 days following the certification of election results and will promptly disclose its decision by filing a Current Report on Form 8-
K with the SEC.
The affirmative vote of the holders of a majority of the votes cast is required for ratification of the appointment of Ernst &
Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and for approval of the advisory vote to approve the compensation of our NEOs.

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2024 Proxy Statement
Abstentions will not be counted in determining the outcome of the vote for the election of directors, the ratification of the appointment of Ernst & Young LLP, or the advisory vote to approve the compensation of our NEOs.
Under the rules of the New York Stock Exchange (the “NYSE”), the organization that holds your shares (i.e., your broker or other nominee) is not permitted to vote on certain matters, including the election of directors, and may determine not to vote your shares at all, unless you provide voting instructions. To ensure that your vote will be counted on all matters, we encourage you to provide instructions to your broker or other nominee on how to vote your shares. If you are a beneficial owner of shares held in street name and do not provide your broker or other nominee instructions on how to vote your shares, and the broker or nominee elects to vote your shares on some but not all matters, it will result in a “broker non-vote”
for the matters on which the broker does not vote. Broker non-votes will not be counted in determining the outcome of the vote for the election of directors. Further, broker non-votes, if any, will not be counted in determining the ratification of the appointment of Ernst & Young LLP or the  advisory vote to approve the compensation of our NEOs.
Only stockholders as of the Record Date are entitled to attend the Annual Meeting. To attend the Annual Meeting, stockholders of record must go to the meeting website at www.virtualshareholdermeeting.com/ESAB2024 and enter the control number found on the proxy card or the Notice previously received. If you are a beneficial stockholder who owns common stock in street name, meaning through a bank, broker or other nominee, and your voting instruction form or Notice indicates that you may vote those shares through the http://www.proxyvote.com website, then you may attend the Annual
Meeting using the 16-digit control number indicated on that voting instruction form or Notice. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the
Annual Meeting) and obtain a “legal proxy” in order to be able to attend the Annual Meeting. Once admitted, during the
Annual Meeting, stockholders may vote, submit questions and view the list of stockholders entitled to vote at the Annual
Meeting by following the instructions available on the meeting website.

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2024 Proxy Statement
Stockholder Proposals and Nominations
Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials. To be considered for inclusion in next year’s proxy statement pursuant to Rule 14a-8 of the Exchange Act, stockholder proposals must be received by our Corporate Secretary at our principal executive offices no later than the close of business on November 29,
2024.
Requirements for Stockholder Director Nominations or Proposals for Other Business to be Brought Before an Annual
Meeting. Our Bylaws provide that, for a stockholder to nominate a candidate for election to the Board or propose any other business to be considered at an annual meeting other than through a proposal presented pursuant to Rule 14a-8 of the
Exchange Act, the stockholder must have given timely notice thereof in writing to the Secretary of the Company at ESAB
Corporation, 909 Rose Avenue, 8th Floor, North Bethesda, Maryland 20852, Attn: Corporate Secretary. To be timely for an annual meeting, the stockholder’s notice must be delivered to or mailed and received by the Secretary not less than 90 days nor more than 120 days before the anniversary date of the preceding annual meeting; accordingly, for the 2025 annual meeting, notice must be delivered to or mailed and received by the Secretary no later than the close of business on
February 8, 2025 and no earlier than January 9, 2025. However, if the annual meeting is set for a date that is more than 30 days before or more than 60 days after such anniversary, the Company must receive the notice not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day when the Company first publicly discloses the annual meeting date. Such notice must provide the information required by Section 2.4 of our Bylaws with respect to each matter, other than stockholder nominations of directors, that the stockholder proposes to bring before the annual meeting. Notice of stockholder nominations must provide the information required by Section 2.5 of our Bylaws.
Director Nominations under Rule 14a-19. To comply with the universal proxy rules, if a stockholder intends to solicit proxies in support of director nominees submitted under the Company’s advance notice provisions set forth in Section 2.4 of our
Bylaws, the proper written notice that sets forth all information required by Rule 14a-19 under the Exchange Act must be received by the Secretary of the Company at ESAB Corporation, 909 Rose Avenue, 8th Floor, North Bethesda, Maryland
20852, Attn: Corporate Secretary, by March 10, 2025 (or, if the 2025 annual meeting is set for a date that is more than 30 days before or more than 30 days after such anniversary, then notice must be provided not later than the close of business on the later of the 60th day prior to the 2025 annual meeting or the tenth day following the day when the Company first publicly discloses the 2025 annual meeting date). The notice requirement under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws as described above.
Delivery of Documents to Stockholders Sharing an
Address
SEC rules permit the delivery of a single copy of a company’s annual report and proxy statement, or notice of internet availability of proxy materials, as applicable, to any household at which two or more stockholders reside if they appear to be members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive, reduces mailing and printing expenses and conserves natural resources.
The broker, bank or other nominee for any stockholder who is a beneficial owner of the Company’s stock may deliver only one copy of the Company’s Annual Report to Stockholders and Proxy Statement, or the Company’s Notice, as applicable, to multiple stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of the Company’s Annual Report to Stockholders and Proxy Statement, or the Company’s Notice, as applicable, to any stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the Company’s Annual Report to Stockholders and Proxy Statement, or the Company’s Notice,
as applicable, now or in the future, should submit a written request to Investor Relations, ESAB Corporation, 909 Rose
Avenue, 8th Floor, North Bethesda, Maryland 20852 or call (301) 323-9099 and ask for Investor Relations. Beneficial owners sharing an address who are receiving multiple copies of the Company’s Annual Report to Stockholders and Proxy
Statement, or the Company’s Notice, as applicable, and wish to receive a single copy of such materials in the future will

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2024 Proxy Statement
need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.
Additional Information
A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2023 has been made available concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.
The Annual Report is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.
The Company filed its Annual Report on Form 10-K with the SEC on February 29, 2024. The Company will mail without charge, upon written request, a copy of its Annual Report on Form 10-K for the fiscal year ended
December 31, 2023, including financial statements but excluding exhibits. Exhibits, if requested, will be furnished upon the payment of a fee determined by the Company, such fee to be limited to the Company’s reasonable expenses in furnishing the requested exhibit or exhibits. Please send a written request to Investor Relations, ESAB
Corporation, 909 Rose Avenue, 8th Floor, North Bethesda, Maryland, 20852, or access these materials on the
Company’s website at www.esabcorporation.com on the Investors page.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies returned to us will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
By Order of the Board of Directors
Curtis E. Jewell
Secretary

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2024 Proxy Statement
■ANNEX
Non-GAAP Financial Measures and Other Adjustments
ESAB has provided in this document measures that have not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). ESAB presents some of these non-
GAAP financial measures including and excluding Russia due to economic and political volatility caused by the war in Ukraine, which results in enhanced investor interest in this information. Core non-GAAP financial measures excludes Russia for the year ended December 31, 2023. These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations, core adjusted net income from continuing operations, adjusted EBITDA (earnings before interest, taxes, Restructuring and other related charges, acquisition-amortization and other related charges and depreciation and other amortization), core adjusted EBITDA, and adjusted free cash flow.
Adjusted net income from continuing operations represents Net income from continuing operations, excluding
Restructuring and other related charges and acquisition-amortization and other related charges. Adjusted net income includes the tax effect of non-GAAP adjusting items at applicable tax rates. Adjusted net income per diluted share from continuing operations is a calculation of adjusted net income from continuing operations over the weighted-average diluted shares outstanding. ESAB also presents Core adjusted net income from continuing operations and Core adjusted net income per share - diluted from continuing operations which are subject to the same adjustments as Adjusted net income from continuing operations and Adjusted net income per diluted share from continuing operations, further removing the impact of Russia for the year ended
December 31, 2023.
Adjusted EBITDA, excludes from Net income from continuing operations, the effect of Income tax expense,
Interest expense (income) and other, net, Restructuring and other related charges, acquisition-amortization and other related charges and depreciation and other amortization. ESAB presents adjusted EBITDA margins, which are subject to the same adjustments as adjusted EBITDA. ESAB also presents Core adjusted EBITDA and Core adjusted EBITDA margins which are subject to the same adjustments as Adjusted EBITDA and Adjusted
EBITDA margins, respectively, further removing the impact of Russia for the year ended December 31, 2023.
Adjusted free cash flow represents cash flows from operating activities excluding cash outflows related to the
Company’s Separation from Enovis Corporation and discontinued operations, less Purchases of property, plant and equipment net proceeds from sale of certain properties. Cash conversion represents Adjusted free cash flow divided by Adjusted net income from continuing operations.
Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this document.

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2024 Proxy Statement

Year Ended December 31, 2023
Adjusted Net Income	(Dollars in millions)(1)
Net income from continuing operations	$223.4
Less: Income attributable to noncontrolling interest, net of taxes	5.7
Net income from continuing operations attributable to ESAB Corporation (GAAP)	$217.7
Restructuring and other related charges – pretax(2)	24.1
Acquisition - amortization and other related charges – pretax(3)	36.9
Tax effect on the above items(4)	(14.7)
Discrete tax adjustments(5)	20.8
Adjusted net income from continuing operations (non-GAAP)	$284.8
Adjusted net income from continuing operations attributable to Russia (non- GAAP)(6)	$12.9
Core adjusted net income from continuing operations (non-GAAP)	$271.8

Adjusted Net Income Per Share
Net income per share - diluted from continuing operations (GAAP)	$3.56
Restructuring and other related charges – pretax(2)	0.40
Acquisition - amortization and other related charges – pretax(3)	0.61
Tax effect on the above items(4)	(0.24)
Discrete tax adjustments(5)	0.34
Adjusted net income per share - diluted from continuing operations (non-GAAP)	$4.67
Adjusted net income per share - diluted from continuing operations attributable to Russia (non-GAAP)(6)	0.21
Core adjusted net income per share - diluted from continuing operations (non-GAAP)	$4.46
__________
(1)Numbers may not sum due to rounding.
(2)Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, and other costs in connection with the closure and optimization of facilities and product lines.
(3)Includes transactions expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4)This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the proceeding line items of the table. ESAB estimates the tax effect of each adjustment item by applying ESAB’s overall estimated effective tax rate to the pretax amount, unless the nature of the item and/or tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.
(5)Discrete tax adjustments for ESAB include the impact of net discrete tax expenses related to law changes, certain dividend withholding taxes and the impact of unrecognized tax benefits due to adverse court ruling in a foreign jurisdiction.
(6)Numbers were calculated following the same definition of Adjusted Net Income and Adjusted Net Income per share for total Company.

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2024 Proxy Statement

Year Ended December 31, 2023
(Dollars in millions)(1)
Net income from continuing operations (GAAP)	$223.4
Income tax expense	95.7
Interest expense (income) and other, net	85.1
Operating income (GAAP)	$404.2
Adjusted to add:
Restructuring and other related charges(2)	$24.1
Acquisition - amortization and other related charges(3)	36.9
Depreciation and other amortization	36.0
Adjusted EBITDA (non-GAAP)	$501.1
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	18.4
Core adjusted EBITDA (non-GAAP)	$482.7
Adjusted EBITDA margin (non-GAAP)	18.1%
Core sales (non-GAAP)(5)	$2,620.9
Core adjusted EBITDA margin (non-GAAP)	18.4%
__________
(1)Numbers may not sum due to rounding.
(2)Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, and other costs in connection with the closure and optimization of facilities and product lines.
(3)Includes transactions expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4)Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(5)Excludes Russia related sales of $153.8 million for the year ended December 31, 2023.

Year Ended December 31, 2023

Net cash provided by operating activities (GAAP)	$330.5
Purchases of property, plant and equipment (GAAP)	(48.2)
Proceeds from the sale of certain properties(1)	2.8
Payments related to the Separation(2)	4.4
Payments related to discontinued operations	15.0
Adjusted free cash flow (non-GAAP)	$304.5
__________
(1)Includes proceeds from the sale of certain properties related to restructuring efforts for which previous cash outlays were included in Net cash used in investing activities.
(2)Separation payments relate to one-time non-recurring professional fees and employee costs incurred in the planning and execution of the Separation from Enovis.

81
2024 Proxy Statement

ESAB CORPORATION

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 8, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ESAB2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 8, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V35626-P06124-Z87005

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ESAB CORPORATION

The Board of Directors recommends you vote FOR each of the nominees listed below:

1. Election of Directors

Class II Director Nominees:	**For**	**Against**	**Abstain**
1a. Patrick W. Allender	☐	☐	☐
1b. Rhonda L. Jordan	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: I authorize the proxies to vote according to their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of 2024 Annual Meeting and Proxy Statement and 2023 Annual Report on Form 10-K are available at www.proxyvote.com.

V35627-P06124-Z87005

STOCKHOLDERS' PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ESAB CORPORATION

Mitchell P. Rales and Shyam P. Kambeyanda, or either of them, each with the full power of substitution, are hereby authorized to represent and to vote all of the shares of ESAB CORPORATION common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of ESAB CORPORATION to be held virtually at 3:00 p.m., Eastern Time, on Thursday, May 9, 2024 at www.virtualshareholdermeeting.com/ESAB2024 and at any adjournment or postponement of the meeting.

If this proxy is properly executed, the above named proxies will vote the shares represented hereby as directed on the other side of this card, and if no such direction is made, the above named proxies will vote "FOR" the election of all the nominees listed under Proposal 1 and "FOR" Proposals 2 and 3. The above named proxies may vote according to their discretion on any other matter which may properly come before the meeting or any adjournment or postponement thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the meeting by a reasonable time before the proxy solicitation was made or for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unable to serve or for good cause will not serve). The undersigned may revoke this proxy prior to its exercise.

Please fill the appropriate boxes, sign and date on the other side of this card.